EXECUTION COPY

                                            PRINCIPAL REAL ESTATE INVESTORS, LLC


                      COMMERCIAL INDUSTRIAL LEASE AGREEMENT

                      CSHV TEXAS INDUSTRIAL, L.P., LANDLORD

                                       AND

                           GVI SECURITY, INC. , TENANT

                                TABLE OF CONTENTS

                                                                        Page No.

1.       PREMISES, TERM, TENANT IMPROVEMENTS, ACCEPTANCE OF PREMISES........3

2.       RENT AND SECURITY DEPOSIT..........................................3

3.       TAXES..............................................................5

4.       LANDLORD'S MAINTENANCE AND REPAIR OBLIGATIONS......................6

5.       TENANT'S MAINTENANCE AND REPAIR OBLIGATIONS........................6

6.       ALTERATIONS BY TENANT..............................................7

7.       SIGNS..............................................................8

8.       UTILITIES..........................................................8

9.       INSURANCE BY TENANT................................................9

10.      SUBROGATION OF RIGHTS OF RECOVERY..................................9

11.      CASUALTY DAMAGE...................................................10

12.      LIABILITY, INDEMNIFICATION, AND NEGLIGENCE........................10

13.      USE; COMPLIANCE WITH LAWS; PARKING................................11

14.      INSPECTION, ACCESS AND RIGHT OF ENTRY; NEW CONSTRUCTION...........12

15.      ASSIGNMENT AND SUBLETTING.........................................12

16.      CONDEMNATION......................................................13

17.      SURRENDER AND REDELIVERY OF PREMISES; HOLDING OVER................13

18.      QUIET ENJOYMENT...................................................14

19.      EVENTS OF DEFAULT.................................................14

20.      REMEDIES..........................................................15

21.      LANDLORD'S DEFAULT AND LIMITATIONS OF LIABILITY...................16

22.      MORTGAGES.........................................................16

23.      ENCUMBRANCES......................................................17

24.      MISCELLANEOUS.....................................................17

25.      NOTICES...........................................................19

26.      HAZARDOUS WASTE...................................................20

27.      LANDLORD'S LIEN...................................................21

28.      TENANT'S ACKNOWLEDGEMENTS.........................................21

29.      THIS RIDER CONTROLS...............................................12

EXHIBIT A...................................................................1

EXHIBIT A-1.................................................................2

EXHIBIT B...................................................................3

EXHIBIT C...................................................................1

EXHIBIT D...................................................................1

EXHIBIT E...................................................................1

EXHIBIT F...................................................................1

                              LIST OF DEFINED TERMS

                                                                      Page No.

Additional Rent..............................................................4
Affiliate...................................................................16
Agreement...................................................................16
Base Rent....................................................................3
Building.....................................................................3
Building's Structure.........................................................6
Claimant....................................................................15
Collateral..................................................................20
Commencement Date............................................................3
Common Areas.................................................................3
Construction Management Fee..................................................7
Environmental Laws..........................................................19
Event of Default............................................................13
Expiration Date..............................................................3
Final Calendar Year..........................................................4
Hazardous or Toxic Materials................................................19
HVAC System..................................................................6
Indemnified Parties.........................................................16
Tenant Improvements..........................................................3
Land.........................................................................3
Landlord.....................................................................3
Landlord's Mortgagee........................................................16
Law.........................................................................16
Laws........................................................................16
Lease........................................................................3
Loss........................................................................10
Mortgage....................................................................16
New Premises................................................................17
Operating Expenses...........................................................4
Original Term................................................................3
Outside Broker..............................................................16
Parking Areas...............................................................11
Premises.....................................................................3
Primary Lease...............................................................16
Project.....................................................................16
Property Manager.............................................................1
Proportionate Share..........................................................3
Rent.........................................................................3
Rentals.....................................................................16
Repair Period...............................................................10
Reserved Right..............................................................11
Rules and Regulations.......................................................11
Security Deposit.............................................................5
Sign Requirements............................................................8
Taking......................................................................12
Taxes........................................................................5
Tenant.......................................................................3
Tenant Parties..............................................................16
Tenant Party................................................................16
Tenant Prospect.............................................................16
Term.........................................................................3
Transfer....................................................................11
UCC.........................................................................20
Vacation Date...............................................................11

                             BASIC LEASE INFORMATION

Effective Date:                April 1, 2004

Tenant:                        GVI Security, Inc.
                               a Delaware corporation

Tenant's Address:              2801 Trade Center Drive
                               Carrollton, Texas 75006

                               Prior to Lease Commencement, Tenant's address is 1621 West Crosby, Carrollton, TX 75006

Tenant's Contact:              Thomas M. Wade, President and CEO
                                                     Telephone:     972.245.7353

Tenant's Emergency Contact:                          Telephone:  (___) _________

                               CSHV Texas Industrial, L.P., a
                               Delaware limited partnership

Landlord's Address:            c/o The Holt Companies, Inc.
                               16250 Dallas Parkway, Suite 205
                               Dallas, Texas 75248

Landlord's Contact:            Liz Sheff             Telephone:     972-241-8300

Payments:                      All Rent  payments  shall be sent to  Landlord in
                               care  of  The  Holt  Companies,  Inc.  ("PROPERTY
                               MANAGER") at the address below, or such place within the continental United States as Landlord may designate from time to time.

                               Payment Address: The Holt Companies, Inc.
                                                16250 Dallas Parkway, Suite 205
                                                Dallas, Texas 75248

Building:                      Frankford  Trade Center - Building #10 located in
                               Carrollton,   Dallas  County,  Texas,  comprising
                               132,396 deemed net rentable square feet, as described in Exhibit "A" attached to this lease.

Premises:                      58,864 deemed net rentable square feet as
                               outlined on the plan attached to this Lease as Exhibit "A-1" and whose street address is 2801 Trade Center Drive, Carrollton, Texas.

Original Term:                 Sixty-six (66 months), commencing upon the
                               Commencement Date and ending at 5:00 p.m.
                               Central Standard or Daylight time on the Expiration Date, subject to adjustment and earlier termination as provided in the Lease.

Commencement Date:             Substantial Completion of the Tenant Improvements
                              (targeted as May 3, 2004) subject
                               to adjustment and earlier termination as provided in the Lease

Expiration Date:               End of the 66th month subject to adjustment and
                               earlier termination as provided in the Lease

Security Deposit:              $31,786.56 (one month's rent)

Rent: The following chart is provided as an estimate of Tenant's initial monthly payment broken down into its components. This chart, however, does not supersede the specific provisions contained elsewhere in this Lease.

                               Initial Monthly Base Rent                                   $25,703.95
                               Initial Monthly Estimated Operating Expense Escrow           $2,109.29
                               Initial Monthly Estimated Real Estate Tax Escrow             $3,973.32
                                                                                       -------------------
                                                                                       -------------------
                               Total Initial Monthly Payment                               $31,786.56
                                                                                       ===================

Permitted Use:                 As set forth in Section 13.

Tenant's Proportionate Share:  44.5%, which is the percentage obtained by dividing: (a) the 58,864 deemed net rentable square feet in the Premises by (b) the 132,396 deemed net rentable square feet in the Building.

Guarantor:                     N/A

The foregoing Basic Lease Information is incorporated into and made a part of this Lease identified above. If any conflict exists between any Basic Lease Information and the Lease, then the Lease shall control.

TENANT:

GVI Security, Inc.

Name:
                                       -----------------------------------------
Printed Name:
                                       -----------------------------------------
Title:
                                       -----------------------------------------

LANDLORD:

CSHV Texas Industrial, L.P., a Delaware
limited partnership

By:      CSHV, LLC, a Delaware limited liability
         company, its general partner

         By:      CALIFORNIA STATE TEACHERS'
                  RETIREMENT SYSTEM, its sole member

                  By:      PRINCIPAL REAL ESTATE
                           INVESTORS, LLC, a Delaware
                           limited liability company, its
                           investment advisor


                           By ______________________

                        Square Feet         58,864
                        Address:            2801 Trade Center Drive
                                            Carrollton, Texas 75006
                        Project No.:


                                 LEASE AGREEMENT

THIS LEASE AGREEMENT (THIS "LEASE") IS ENTERED INTO BY CSHV TEXAS INDUSTRIAL, L.P., A DELAWARE LIMITED PARTNERSHIP ("LANDLORD"), AND GVI SECURITY, INC., A DELAWARE CORPORATION ("TENANT").

1.    PREMISES, TERM, TENANT IMPROVEMENTS, ACCEPTANCE OF PREMISES.

      1.1 Premises. Landlord leases to Tenant, and Tenant leases from Landlord, the space depicted on the floor plan attached as Exhibit A-1 (the "PREMISES"), subject to the terms and conditions in this Lease. The Premises are part of the 132,396 square foot building (the "BUILDING") located on the real property described on Exhibit A (the "LAND"). All references to "Building" shall individually and collectively refer to all buildings and Parking Areas (herein defined) on the Land, now and during the lease Term (defined below), unless the context otherwise requires. Landlord and Tenant hereby agree that, the rentable square footage contained in the Premises is deemed to be 58,864 net rentable square feet and the rentable square footage of the Building is deemed to be 132,396 net rentable square feet and Tenant's "PROPORTIONATE SHARE" of the Building is 44.5%. "COMMON AREAS" will mean all areas, space, facilities, and equipment (whether or not located within the Building) made available by Landlord for the common and joint use of Landlord, Tenant, and others designated by Landlord using or occupying space in the Building or on the Land to the extent that the Common Areas are not expressly made a part of the Premises, and are made available for the use of all tenants in the Building. Landlord hereby grants Tenant a non-exclusive right to use the Common Areas during the lease Term in common with others designed by Landlord, subject to the terms and conditions of this Lease, including, without limitation, the restrictions on intended use and the Rules and Regulations (defined below).

      1.2 Term. The lease term shall be sixty-six (66) months, beginning upon the Substantial Completion of the Tenant Improvements (targeted as May 3, 2004) (the "COMMENCEMENT DATE"), and ending September 30, 2009 (the "EXPIRATION DATE"), the original term of the Lease ("ORIGINAL TERM".) The Original Term, together with any renewals and extensions, shall be referred to collectively as the lease "TERM." If the Commencement Date is not the first day of a calendar month, then the Term shall end sixty-six (66) months after the first day of the first full calendar month of the Term. Following Substantial Completion (defined in Exhibit B), Landlord and Tenant shall execute an instrument specifying the Commencement Date and the Expiration Date of the Original Term. If Tenant occupies the Premises without executing an instrument specifying the Commencement Date and Expiration Date, Tenant shall be deemed to have accepted the Premises for all purposes and the Commencement Date shall be deemed to have occurred on the earlier to occur of; (i) actual occupancy; (ii) the Commencement Date set forth in Section 1.2, or (iii) the date Tenant commences doing business at the Premises if Landlord consents to an early occupancy as set forth in this Lease.

      1.3 Tenant Improvements. If an Exhibit B is attached to this Lease, Landlord shall construct in the Premises the improvements (the "TENANT IMPROVEMENTS" as defined in Exhibit B) described on the plans and specifications referenced on Exhibit B.

      1.4 Tenant's Acceptance of Premises. By occupying the Premises, Tenant accepts the Premises in its "AS-IS WHERE IS" with all faults condition as of the date of Tenant's occupancy, subject to completion of punch-lists, if any, relating to the Tenant Improvements, if an Exhibit B is attached. If an Exhibit B is not attached, then Tenant accepts the Premises in its "AS-IS WHERE IS" with all faults condition as of the date of Tenant's occupancy, and Landlord shall have no obligation to perform or pay for any repair or other work, other than as set forth in this Lease. Notwithstanding the "As Is Where Is" property acceptance, Landlord represents that it has no actual knowledge of any material defect in the roof, slab, or structural members of the Building which would materially adversely impact the use of the Premises by Tenant as permitted by this Lease.

2.    RENT AND SECURITY DEPOSIT.

      2.1 Rent; No Right of Offset. The Base Rent, the Additional Rent and all other payments and reimbursements required to be made by Tenant under this Lease, including any sums due under the attached Exhibit B, shall constitute "RENT." Tenant shall make each payment of the following items of Rent when due, without prior notice, demand, deduction or offset.

      2.2 Base Rent.

Tenant shall pay to Landlord "BASE RENT" equal to the following amounts for the following periods of time:


                            Time Period                               Approx. Base Rent / RSF  Monthly Base Rent
The first day of Month 1    Through         The end of Month 6        $0.00*                   $0.00*
The first day of Month 7    Through         the end of Month 66       $5.24                    $25,703.95


* Landlord hereby abates the first six (6) months of Base Rent. Tenant shall pay the Operating Expense payments and all other obligations accruing during such months in accordance with Section 2.3. If Tenant defaults under this Lease beyond any applicable period of notice and cure during the first 48 months of the Term, any remaining rent abatement shall cease from the date of such default, and Tenant shall immediately pay to Landlord the unamortized portions of all sums previously abated hereunder.

The first monthly installment of Base Rent, plus the other monthly charges set forth in Section 2.3, shall be due on the date Tenant signs the Lease. Monthly installments of Base Rent shall then be due on the first day of each calendar month following the Commencement Date. If the Term begins on a day other than the first day of a month or ends on a day other than the last day of a month, the Base Rent and Additional Rent for each partial month shall be prorated.

      2.3 Additional Rent. On the same day that Base Rent is due, Tenant shall pay as "ADDITIONAL RENT" its Proportionate Share of all costs incurred in owning, operating and maintaining the Land, Building and Common Areas (collectively "OPERATING EXPENSES"). Tenant also shall pay as "ADDITIONAL RENT" its Proportionate Share of Taxes (defined in Section 3) and all late fees incurred by Tenant.

            2.3.1 Operating Expenses.


                  2.3.1.1 Operating Expenses Inclusions. Operating Expenses shall include all expenses and disbursements of every kind which Landlord incurs, pays or becomes obligated to pay in connection with the ownership, operation and maintenance of the Building (including the associated Parking Area as herein defined) and Land including, but not limited to, the following: (1) Taxes (defined below) and the cost of any tax consultant employed to assist Landlord in determining the fair tax valuation of the Building and Land; (2) the cost of all utilities which are not billed separately to a tenant of the Building for above-building standard utility consumption; (3) the cost of insurance; (4) the cost of repairs, non-capital replacement, market property management fees (which shall not exceed three percent (3%) of Base Rent and Additional Rent) and expenses, asset management fees and expenses (which shall not exceed three percent (3%) of Base Rent and Additional Rent), landscape maintenance and replacement, security service (if provided), sewer service (if provided), trash service (if provided), and a replacement reserve for capital items which reserve shall not exceed five cents (.05(cent)) per rentable square foot of the Premises per calendar year; (5) the cost of dues, assessments, and other charges applicable to the Land payable to any property or community owner association under restrictive covenants or deed restrictions to which the Premises are subject; (6) the cost of any labor-saving or energy-saving device or other equipment installed in the Building or on the Land, amortized over a period together with an amount equal to interest at an amortization rate on the unamortized balance, which calculation shall be reasonably determined by Landlord; (7) alterations, additions, and improvements made by Landlord to comply with Law (defined below); and (8) wages and salaries of personnel up to and including the level of Property Manager.

                  2.3.1.2 Operating Expense Exclusions. Operating Expenses shall not include the following (1) any loan costs for interest, amortization, or other payments on loans to Landlord; (2) expenses incurred in leasing or procuring tenants; (3) legal expenses other than those incurred for the general benefit of the Building's tenants; (4) allowances, concessions, and other costs of renovating or otherwise improving space for occupants of the Building or vacant space in the Building; (5) income taxes imposed on or measured by the income of Landlord from the operation of the Building; (6) rents due under ground leases; (7) costs incurred in selling, syndicating, financing, mortgaging, or hypothecating any of Landlord's interests in the Building; (8) expenses which are specifically chargeable to or the specific responsibility of any other tenant or party, whether or not actually collected from such other tenant or party; (9) expenses for which Landlord or Property Manager has received payment or compensation from any party in the form of fees or similar charges, including without limitation, any Construction Management Fee or fees or charges imposed for overhead or administrative costs and (10) wages and salaries of personnel above the level of Property Manager.

                  2.3.1.3 Operating Expense Calculation and Notices. The initial monthly payments for Operating Expenses shall be calculated by taking 1/12 of Landlord's estimate of Tenant's Proportionate Share of Operating Expenses for a particular calendar year (or any portion of a year as determined by Landlord). The initial monthly payments are estimates only, and shall be increased or decreased annually to reflect the projected actual Operating Expenses for a particular year. If Landlord fails to give Tenant notice of its estimate of Tenant's Proportionate Share of Operating Expenses in accordance with this subsection for any calendar year, then Tenant shall continue making Additional Rent payments in accordance with the estimate for the previous calendar year until a new estimate is provided by Landlord. If during any year Landlord determines that, because of an unexpected increase in Operating Expenses or other reasons, Landlord's estimate of Operating Expenses was too low, then
Landlord shall have the right to give a new statement of the estimated Proportionate Share of Operating expenses due from Tenant for the applicable calendar year or the balance of the estimated amount and to bill Tenant for any deficiencies which have accrued during the calendar year or any portion of the year, and Tenant shall then make monthly payments based on the new statement. Within a reasonable time after the end of each calendar year and the Expiration Date, Landlord shall prepare and deliver to Tenant a statement showing Tenant's actual Proportionate Share of Operating Expenses for the applicable calendar year together with additional supporting documents as may be reasonably requested by Tenant, provided that with respect to the calendar year in which the Expiration Date occurs, (1) that the calendar year shall be deemed to have commenced on January 1 of that year and ended on the Expiration Date (the "FINAL CALENDAR YEAR") and (2) Landlord shall have the right to estimate the actual Operating Expenses allocable to the Final Calendar Year. Unless Tenant makes written exception to any item within thirty (30) days after Landlord furnishes its annual statement of Tenant's Additional Rent (the "Review Period") and any requested additional documents, the statement shall be considered as final and accepted by Tenant. If, within the Review Period thirty (30) day period, Tenant requests a right to audit the books and records of Landlord with respect to the Operating Expenses, such audit shall be completed within thirty (30) days of the Review Period, and Tenant shall have until the 30th day after receipt of the audit report to make objection. The audit will only be considered valid if conducted by a fee-basis firm and under no circumstances will the audit be recognized as being valid if the auditor is compensated under a contingency fee arrangement. Landlord agrees to reasonably cooperate with Tenant (or Tenant's auditors) in connection with any such audit. If an audit shall demonstrate a discrepancy in favor of Tenant of more than 10%, Landlord shall pay all costs and expenses incurred by Tenant in connection with such audit within 30 days after Tenant furnishes an invoice. If Tenant's total monthly payments of its Proportionate Share for the applicable calendar year are more than Tenant's actual Proportionate Share of Operating Expenses, then, except with respect to the Final Calendar Year, Landlord shall retain the excess and credit the amount against Tenant's future Additional Rent payments. With respect to the Final Calendar Year, Landlord shall pay to Tenant the amount of all excess payments (including any excess payments from prior years which have not been applied to Additional Rent payments), less any additional amounts then owed to Landlord. If Tenant's total monthly payments of its Proportionate Share of Operating Expenses for any year are less than Tenant's actual Proportionate Share of Operating Expenses for that year, tenant shall pay the difference to Landlord within ten
(10) days after Landlord's request for payment. There shall be no duplication of costs for reimbursements in calculating Operating Expenses. For purposes of calculating additional Rent under Section 2.3.1.3, the Controllable Operating Expenses (defined below) for each calendar year after 2004 shall not increase by more than seven percent (7%) over the Controllable Operating Expenses for the previous calendar year on a cumulative basis. "Controllable Operating Expenses" shall mean all items of Operating Expenses which are within the reasonable control of Landlord; thus, excluding Taxes, insurance, utilities and other costs beyond the reasonable control of Landlord.


                  2.3.1.4 Grossed-Up Operating Expenses. If during any year the Building is less than one hundred percent (100%) occupied, then, for purposes of calculating Tenant's Proportionate Share of Operating Expenses for that year, the amount of Operating expenses that fluctuates with Building occupancy shall be "grossed-up" to the amount which, in Landlord's reasonable estimation, it would have been had the Building been one hundred percent (100%) occupied for that entire year. In the event that Landlord, in calculating the Operating Expenses of the Building, "grosses-up" the Operating Expenses that fluctuate with Building occupancy incurred during the year in question, then Landlord agrees that the "gross-up" of Expenses shall be limited to Operating Expenses that fluctuate with Building occupancy and the following items of Operating Expenses shall not be adjusted in the "gross-up" calculation: (1) Taxes, (2) amortized capital improvement costs, (3) insurance premiums, (4) management fees, (5) landscaping expenses, (6) building security costs, and (7) any other fixed-cost items that are not subject to fluctuation based on occupancy. Notwithstanding the aforementioned exclusions from the "gross-up" calculation, Tenant agrees to pay the management fees directly attributable to its space and this lease.

            2.3.2 Late Fee. If any Rent or other payment required of Tenant under this Lease is not paid when due more than twice in any twelve (12) month period and no more than three times over the Original Term of the Lease, Landlord may charge Tenant, and Tenant shall pay upon demand a fee equal to five percent (5%) of the delinquent payment to reimburse Landlord for its cost and inconvenience incurred as a consequence of Tenant's delinquency . All such fees shall be Additional Rent.

      2.4 Initial Monthly Rent. The amounts of the initial monthly Base Rent and Additional Rent for Tenant's Proportionate Share of Operating Expenses and Taxes are as follows:

          Base Rent (Section 2.2)   .............................   $25,703.95
          Operating Expenses, excluding Taxes (Section 2.3.1)....    $2,109.29
          Taxes (Sections 2.3.1 and 3.1).........................    $3,973.32
          Total initial monthly payment..........................   $31,786.56


      2.5 Security Deposit. Tenant shall deposit with Landlord, on the date this Lease is executed by Tenant, a security deposit in the initial amount of $31,786.56 (the "SECURITY DEPOSIT"), which shall be held by Landlord to secure Tenant's obligations under this Lease. The Security Deposit is not an advance rental deposit or a measure of Landlord's damages for an Event of Default (defined below). Landlord may use any portion of the Security Deposit to satisfy Tenant's unperformed obligations (after any required notice and opportunity to cure to be given Tenant) under this Lease, to reimburse Landlord for performing any such obligations or to compensate Landlord for its damages arising from Tenant's failure to perform its obligations, without prejudice to any of Landlord's other remedies. If so used, Tenant shall, upon request, pay Landlord an amount that will restore the Security Deposit to its original amount. Landlord also may require Tenant to provide Landlord with an additional amount to be held as part of the Security Deposit if Tenant commits a material monetary default before reinstating the Lease. The Security Deposit shall be Landlord's property. Tenant shall not be entitled to interest on any security deposit amount and Landlord may commingle such Security Deposit with any other of its funds. Tenant agrees that it will not assign or encumber or attempt to assign or encumber the monies deposited with Landlord as the Security Deposit and that Landlord and its successors and assigns shall not be bound by any such actual or attempted assignment or encumbrance. The unused portion of the Security Deposit will be returned to Tenant within a reasonable time after the Expiration Date (but not more than 30 days), provided that Tenant has fully and timely performed its obligations under this Lease.

3.    TAXES

      3.1 Real Property Taxes. The term "TAXES" shall include all taxes, assessments and governmental charges that accrue against the Premises, the Land, and the Building, whether federal, state, county, or municipal, and whether imposed by taxing or management districts or authorities presently existing or hereafter created. Landlord shall pay the Taxes, and Tenant shall pay Landlord for Tenant's Proportionate Share of the Taxes. If, during the Term, there is levied, assessed or imposed on Landlord a capital levy or other tax directly on the Rent; or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon the Rent; then all such taxes, assessments, levies or charges, or any part so measured or based, shall be included within the term "Taxes." If the Building is occupied by more than one tenant and the cost of any improvements constructed in the Premises for Tenant is disproportionately higher than the cost of improvements constructed in the premises of other tenants of the Building, then Landlord may require that Tenant pay the amount of Taxes attributable to such improvements in addition to its Proportionate Share of other Taxes. In determining whether the cost of any improvements constructed in the Premises for Tenant is disproportionately higher than the cost of improvements constructed in the premises of other tenants of the Building, Landlord will consider factors including, but not limited to, the following: (1) percentage of office finish of the Premises, (2) levels of office finish, (3) air conditioning, (4) parking, (5) and other differing and distinguishing factors between the improvements constructed in the Tenant's Premises and the improvements constructed in the premises of other tenants which Landlord reasonably determines impact the assessed value of the Taxes.

      3.2 Personal Property Taxes. Tenant shall before delinquency pay all taxes and assessments levied or assessed against any personal property, trade fixtures or alterations placed in or about the Premises; and upon Landlord's request, deliver to it receipts from the applicable taxing authority or other evidence acceptable to Landlord to verify that the taxes have been paid. If any such taxes are levied or assessed against Landlord or its property, and (1) Landlord pays them or (2) the assessed value of Landlord's property is increased and Landlord pays the increased taxes, then Tenant shall pay to Landlord the amount of all such taxes within ten (10) days after Landlord's request for payment together with appropriate and reasonable supporting documentation to establish Tenant's responsibility for such amounts. If Tenant fails to pay to Landlord such amount within ten (10) days after Landlord's request, all such amounts shall bear interest from the date paid by Landlord to the applicable taxing authority until reimbursed by Tenant at the rate set forth in Section 24.13.

4. LANDLORD'S MAINTENANCE AND REPAIR OBLIGATIONS. This Lease is intended to be a net lease; accordingly, Landlord's maintenance obligations shall be limited to only the replacement of the Building's roof, maintenance of the foundation, and maintenance of the structural members of the exterior walls (collectively the "BUILDING'S STRUCTURE"). Landlord shall also be responsible to Tenant to make any maintenance, repairs or replacements to Common Areas which are the responsibility of any other tenant of the Building but which are not provided by such other tenant or party in a timely or appropriate manner. Landlord shall not be responsible for: (1) other than in emergency situations of which Landlord or Property Manager have actual knowledge, any such maintenance until Tenant delivers to Landlord written notice of the need for maintenance, (2) such alterations to the Building's Structure required by Law because of Tenant's use of the Premises (all alterations shall be performed by Tenant), (3) roof repairs above the Premise or in the immediate vicinity thereof unless such repairs or maintenance are the specific responsibility of or specifically chargeable to another party, such as another tenant in the Building (all costs for such repairs are Operating Expenses charged to Tenant pursuant to Section 2.3.1.1), or (4) repairs to interior columns of the Building located within the Premises. The Building's Structure does not include skylights, windows, glass or plate glass, doors, special storefronts or office entries, all of which, if located within the Premises, shall be maintained by Tenant. Except for maintaining the Building's Structure, Landlord shall not be required to maintain or repair at Landlord's expense any other portion of the Premises. Landlord's liability for any defects, repairs, replacement or maintenance for which Landlord is responsible under this Lease shall be limited to the cost of performing such work. All repairs and replacements performed by or on behalf of Landlord (or any other tenant or party) shall be performed in a good and workmanlike manner and within a reasonable time period.

5.    TENANT'S MAINTENANCE AND REPAIR OBLIGATIONS

      5.1 Tenant's Maintenance of the Premises. Tenant shall maintain all parts of the Premises except for maintenance work for which Landlord is expressly responsible for under Section 4 in good condition and shall promptly make all necessary repairs and replacements to the Premises. All repairs and replacements performed by or on behalf of Tenant shall be performed in a good and workmanlike manner acceptable in all respects to Landlord, and in accordance with Landlord's standards applicable to alterations or improvements performed by Tenant.

      5.2 Tenant's Maintenance of the Common Areas. Tenant shall maintain the Common Areas, including, without limitation, the Parking Areas, truck courts, driveways, alleys and grounds surrounding the Premises in a clean and sanitary condition, consistent with the operation of a first-class office/warehouse building. Tenant's maintenance obligations shall include, without limitation, the prompt maintenance, repair and replacement of (1) any drill or spur track servicing the Premises, (2) the exterior of the Building, including painting,
(3) the irrigation sprinkler systems and sewage lines, and (4) any other items normally associated with the foregoing. Tenant shall repair and pay for any damage caused by a Tenant Party (defined below) or caused by any failure by Tenant to perform obligations under this Lease. Tenant and any Tenant Party shall not do anything that would inhibit or prevent other tenants' use and enjoyment of the Common Areas.

      5.3 HVAC System. Tenant shall maintain, the hot water equipment and the heating, air conditioning, and ventilation equipment and system (the "HVAC SYSTEM") in good repair and condition and in accordance with Law and with the equipment manufacturers' suggested operation/maintenance service program. Such obligation shall include the replacement of all equipment necessary to maintain the HVAC System servicing the Premises in good working order. Within ten (10) days after the Commencement Date, Tenant shall deliver to Landlord copies of contracts entered into by Tenant for regularly scheduled preventive maintenance and service contracts for the HVAC System, each contract in a form and substance and with a contractor reasonably acceptable to Landlord. At least fourteen (14) days before the Expiration Date, the earlier termination of this Lease, or the termination of Tenant's right to possess the Premises, Tenant shall deliver to Landlord a certificate from an engineer reasonably acceptable to Landlord certifying that the HVAC System is then in good repair and working order, reasonable wear and tear excepted. Landlord warrants and represents that the HVAC System shall be installed new pursuant to Exhibit B and Tenant shall be able to take advantage of any existing warranty held by Landlord for the HVAC System and Landlord shall cooperate in seeking any covered warranty repairs.

      5.4 Landlord's Optional Performance of Tenant's Obligations. Landlord has the right, but not the obligation, to perform or provide any maintenance, repairs or replacements to be performed by Tenant under this Section 5 and to provide any utility service which Tenant is required to provide under Section 8 below, upon notice to Tenant. Should Landlord elect to do so, Tenant shall reimburse Landlord for all expenses and costs incurred by Landlord in performing Tenant's obligations plus an additional five percent (5%) of such amount to compensate Landlord for the overhead and administrative costs relating to the performance of all such obligations. All such amounts owing pursuant to this
Section 5 shall be deemed Rent under this Lease, which Tenant shall pay Landlord within ten (10) days after Landlord's request for payment.

6.    ALTERATIONS BY TENANT.

      6.1 No Tenant  Alterations.  Except to the extent required of Tenant under
Section 5 or except in emergency situations, Tenant shall not make any changes, modifications, alterations, additions or improvements to the Premises, or install any heat or cold generating equipment (excluding personal fans), or other equipment, machinery or devices in the Premises or any other part of the Building without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Minor reconfiguration of office spaces (which do not impact the roof, foundation, HVAC, or structural members), or the reconfiguration of office desks or cubicles or warehouse storage layouts shall not be considered alterations or changes requiring Landlord approval. Unless Landlord specifies in writing otherwise, all alterations, additions, and improvements shall be Landlord's property when installed in the Premises.

      6.2 Requirements for Landlord's Written Consent. Landlord shall not be required to notify Tenant of whether it consents to any material alterations until it has received plans and specifications which are sufficiently detailed to allow construction of the work depicted in them to be performed in a good and workmanlike manner, and Landlord has had a reasonable opportunity to review them. Without in any way limiting Landlord's rights to refuse its consent to Tenant's proposed alterations, if Landlord consents in writing to Tenant's proposed alterations, then Landlord's consent shall be conditioned without limitation on all of the following: (1) Landlord's approval of the contractor or person making the alterations and approving each contractor's insurance coverage provided in connection with the alterations and their installation, (2) Landlord's supervision of their installation, (3) Landlord's approval of final and complete plans and specifications for the alterations and their installation, (4) the appropriate governmental agency, if any, having final and complete plans and specifications for such work, and (5) Landlord's determination of whether any changes, modifications, alterations, additions or improvements to the Premises, or installations of any equipment or machinery would do any of the following: (i) affect structural or load bearing portions of the Premises or the Building, (ii) result in a material increase of electrical usage above the normal type of amount of electrical current to be provided by Landlord, (iii) result in an increase of Tenant's use of heating or air conditioning, (iv) impact mechanical, electrical or plumbing systems in the Premises or the Building, (v) affect areas of the Premises that can be viewed from Common Areas, (vi) require greater or more difficult cleaning work, such as kitchens, reproduction rooms, or interior glass partitions, etc., or (vii) violate any provision in Sections 13 or 26 of this Lease or Exhibit B, attached hereto. If the alterations will affect the Building's Structure, HVAC System, or mechanical, electrical, or plumbing systems, then the plans and specifications must be prepared by a licensed engineer reasonably acceptable to Landlord. Landlord's approval of any plans and specifications shall not be a representation that the plans or the work depicted in them will comply with any applicable Law (defined below) or be adequate for any purpose, but shall merely be Landlord's consent to Tenant's installation of the alterations. Landlord shall have the right, but not the obligation, to periodically inspect the work in the Premises and may require reasonable changes in the method or quality of the work. If Landlord's consent is granted, any such changes, modifications, alterations, additions, improvements or installations shall be made at Tenant's sole cost and expense.

      6.3 Tenant's Obligations. Upon completion of any material alteration to the Building Structure, Tenant shall deliver to Landlord accurate, reproducible "as-built" plans. If Tenant has not delivered to Landlord the as-built drawings within thirty (30) days of completion of the alterations, Landlord may contract for production of as-built drawings at Tenant's sole cost and expense by providing Tenant five (5) days written notice of Landlord's intent to contract for such drawings. Tenant shall reimburse Landlord for such costs within ten
(10) days of Landlord's request for payment. All work performed by Tenant in the Premises, including work relating to the alterations or their repair, shall be performed in a good and workmanlike manner in accordance with Law (defined below) and with Landlord's and Landlord's insurance carriers' specifications and requirements.

      6.4 Ownership of Alterations. Upon the Expiration Date or earlier termination of this Lease, Tenant shall return the Premises to Landlord clean and in the condition existing at the time Tenant took possession of the Premises, except for: (1) ordinary wear and tear, (2) damage that Landlord has the obligation to repair under the terms of this Lease, (3) all changes, modifications, alterations, additions or improvements that Tenant does not have the obligation to remove under the terms of this Section 6.4, and (4) damage by casualty. Except as provided below, all changes, modifications, alterations, additions or improvements and property at the Premises (including wall to wall carpeting, paneling or other wall covering and any other surface material attached to or affixed to the floor, wall or ceiling of the Premises) will remain in and be surrendered with the Premises upon the Expiration Date or earlier termination of this Lease, and Tenant waives all rights to any payment, reimbursement or compensation for the property that must remain at the Premises in accordance with this subsection. Tenant must, however, remove from the Premises prior to the Expiration Date or earlier termination of this Lease any changes, modifications, alterations, additions or improvements that Landlord has designated for removal at the time of Landlord's written approval of such changes, modifications, alterations, additions or improvements. Tenant shall not be required to remove from the Premises any of the changes, modifications, alterations, additions or improvements that are constructed in the Premises with the Construction Plans (as defined in Exhibit "B") or those that do not require Landlord's approval. Tenant must promptly repair any damage which is not attributable to ordinary wear and tear to the Premises caused by its removal of personal property, changes, modifications, alterations, additions or improvements.

      6.5 Trade Fixtures. Tenant may erect shelves, bins, machinery and trade fixtures provided that such items (1) do not alter the basic character of the Premises or the Building; (2) do not overload or damage the same; and (3) may be removed without damage to the Premises (such shelves, bins, machinery and trade fixtures may be bolted or attached to the floors or building as necessary or desirable provided that such damages may be patched upon removal, all damage is repaired in a good and workmanlike manner and the Building is resited to its original condition). All such shelves, bins, machinery which is utilized by Tenant in Tenant's business operations and trade fixtures shall remain Tenant's property. Unless Landlord specifies in writing otherwise, all other alterations, additions, and improvements (including, without limitation HVAC compressors, heaters, and fans) shall be Landlord's property when installed in the Premises.

      6.6 Construction Management Fee. In connection with any such material alteration, addition or improvement, when Landlord approval or actual construction management is needed, Tenant shall pay to Landlord a "CONSTRUCTION MANAGEMENT FEE" of five percent (5%) of all costs incurred for such work.

7.    SIGNS

      7.1 Premises' Exterior. Tenant shall not without Landlord's prior written consent (1) make any changes to the exterior of the Premises or the Building,
(2) install any exterior lights, decorations, balloons, flags, pennants, banners or paintings, (3) erect or install any signs, windows, blinds, draperies, window treatments, bars, security installations, or door lettering, decals, window or glass-front stickers, placards, decorations or advertising media of any type that is visible from the exterior of the Premises.

      7.2 Requirements for Landlord's Written Consent. Landlord shall not be required to notify Tenant in writing of whether it consents to any sign until Landlord (1) has received detailed, to-scale drawings specifying the design, material composition, color scheme, and method of installation, and (2) has had a reasonable opportunity to review them. Notwithstanding the foregoing, Landlord shall provide its consent in its sole discretion.

      7.3 Sign Requirements. Signs and lettering will generally be as reflected in Exhibit E, if applicable. Tenant shall erect any signs in accordance with the plans and specifications, in a good and workmanlike manner, in accordance with all Laws and architectural guidelines in effect for the area in which the Building is located and will obtain all requisite approvals (the "SIGN REQUIREMENTS"), and in a manner so as not to unreasonably interfere with the use of the Building grounds while such construction is taking place; thereafter, Tenant shall maintain the sign in a good, clean, and safe condition in accordance with the Sign Requirements.

      7.4 Sign Removal. After the Expiration Date or earlier termination of this Lease or after Tenant's right to possess the Premises has been terminated pursuant to Section 20, Landlord may require that Tenant remove the sign by delivering to Tenant written notice within thirty (30) days after the termination of the Lease. If Landlord so requests, Tenant shall within ten (10) days after Tenant's receipt of the notice remove the sign, repair all damage caused by the sign and its installation and removal, and restore the Building to its condition before the installation of the sign including, but not limited to, making the following restoration and repair work: hole punching, electrical work, and repair of Building exterior discolorization or fading made noticeable by removal of the signage. If Tenant fails timely to remove the sign and perform the repair work, Landlord may, without compensation to Tenant, (1) use the sign, or (2) at Tenant's expense, remove the sign, perform the related restoration and repair work, and dispose of the sign in any manner Landlord deems appropriate.


8. UTILITIES. Tenant shall obtain and pay for all water, gas, electricity, telephone, fiber optic lines and sewer (collectively, the "Utility Services") and other utilities and services used at the Premises, together with any taxes, penalties, surcharges, maintenance charges, and similar charges pertaining to Tenant's use of the Premises. Tenant shall heat the Premises as necessary to prevent any freeze damage to the Premises or any portion. Tenant's use of electric current shall at no time exceed the capacity of the feeders or lines to the Building or the risers or wiring installation of the Building or the Premises. Landlord may, at Tenant's expense, separately meter and bill Tenant directly for its use of any such utility service, in which case the amount separately billed to Tenant for Building standard utility service shall not be duplicated in Tenant's obligation to pay Additional Rent under Section 2.3. Landlord shall not be liable for any interruption or failure of utility service to the Premises except to the extent of rent abatement hereafter provided. Unless such interruption or failure is the direct result of the gross negligence or willful misconduct of Landlord and continues for five (5) consecutive days or more, any interruption or failure in any utility or service shall not be construed as an eviction, constructive or actual of Tenant or as a breach of the implied warranty of suitability, and shall not relieve Tenant from the obligation to perform any covenant or agreement under this Lease. In no event shall Landlord be liable for damage to persons or property, including, without limitation, business interruption, damages, or shall Landlord be in default under this Lease, as a result of any such interruption or failure. All amounts due from Tenant under this Section 8 shall be payable within ten (10) days after Landlord's request for payment. Notwithstanding the foregoing, if Tenant is prevented from making reasonable use of the Premises for its warehouse operations more than five (5) consecutive days because of the unavailability of any such utility service, and such unavailability was primarily caused by
Landlord's gross negligence or willful misconduct, then Tenant shall, as its exclusive remedy, be entitled to a reasonable abatement of Rent for each consecutive day after the expiration of such five (5)-day period that Tenant is so prevented from making reasonable use of the Premises. Landlord warrants and represents that, as of the Commencement Date (subject to Tenant's obligation to establish Tenant's account for each), the Utility Services will be available for Tenant's utilization in accordance with Tenant's contract with utility providers.

9. INSURANCE BY TENANT. Tenant shall, during the Lease Term, procure at its expense and keep in force the following insurance:

      9.1 Commercial General Liability Insurance. Commercial general liability insurance naming the Landlord, Landlord's Mortgagee (defined below), and Property Manager as additional insureds and loss payees against any and all claims for bodily and property damage occurring in or about the Premises arising from or in connection with Tenant's use or occupancy of the Premises. The insurance policy or policies shall have a combined single limit of not less than One Million Dollars ($1,000,000) per occurrence with a Two Million Dollar ($2,000,000) aggregate limit and excess umbrella liability insurance in the amount of Two Million Dollars ($2,000,000). If Tenant has other locations that it owns or leases, the policy shall include an aggregate limit per location endorsement. The liability insurance shall be primary and not "contributing to" any insurance available to Landlord, and Landlord's insurance shall be in excess of all of Tenant's insurance. In no event shall the limits of Tenant's insurance limit its liability under this Lease.

      9.2 Property Insurance. Property insurance insuring: (1) all fixtures, alterations, additions, partitions, improvements and equipment installed in the Premises, (2) trade fixtures, (3) inventory, and (4) personal property located on or in the Premises for perils covered by the causes of loss - special form (all risk), including coverage for flood, earthquake and damages from any boiler and machinery, if applicable. The insurance shall be written on a replacement cost basis in an amount equal to one hundred percent (100%) of the full replacement value of the aggregate of the foregoing.

      9.3 Workers' Compensation Insurance. Workers' compensation insurance in accordance with the Laws of the State of Texas and employer's liability insurance in an amount not less than Five Hundred Thousand Dollars ($500,000.00). The worker's compensation insurance must include an all-states endorsement.

      9.4 Other Insurance. Time element and/or business income insurance covering the loss of rental income for a period of up to eighteen (18) months that may occur as a result of loss or damage to the Building caused by an insured peril. This policy or policies must name Tenant and Guarantor as insured and must also name Landlord, Property Manager and Landlord's Mortgagees (defined below) as additional insureds (endorsement form CG 2026 1185) and loss payees, and must contain a mortgagee clause in favor of Landlord's designated mortgagees. Tenant shall also keep in force all other insurance that Landlord deems necessary and prudent or that is required by Landlord's beneficiaries or mortgagees of any deed of trust or mortgage encumbering the Premises, the Building, or the Land. Landlord's right to casualty proceeds against Tenant's Property (as hereinafter defined) is subject to Section 27.

      9.5 Standard of Tenant's Insurance. Each policy required to be maintained by Tenant shall be with companies rated A-X or better in the most current issue of Best's Insurance Reports and will contain endorsements that (1) such insurance may not lapse with respect to Landlord or its Property Manager or be canceled or amended with respect to Landlord or its Property Manager without the insurance company's giving Landlord and its Property Manager at least thirty
(30) days prior written notice of every cancellation or amendment, (2) Tenant shall be solely responsible for payment of premiums, (3) in the event of payment of any loss covered by any policy, Landlord or Landlord's designees shall be paid first by the insurance company for Landlord's loss and Tenant's insurance shall be primary in the event of overlapping coverage with insurance which may be carried by Landlord. Insurers shall be licensed to do business in the state in which the Premises are located and domiciled in the United States. Any deductible amounts under any required insurance policies shall not exceed $1,000. Tenant shall deliver to Landlord duplicate originals of certificates of insurance, and certified copies of the policies when requested by Landlord. Tenant shall have the right to provide insurance in a "blanket" policy, if the required blanket policy expressly provides coverage to the Premises and to Landlord as required by this Lease.


      9.6 Landlord's Rights. In the event Tenant does not purchase the insurance required by this Lease or keep any required insurance in full force and effect, Landlord may, but shall not be obligated to, purchase the necessary insurance and pay the premium. Tenant shall repay to Landlord, as Additional Rent, the amount so paid promptly upon demand. In addition, Landlord may recover from Tenant and Tenant agrees to pay, as Additional Rent, any and all expenses, including attorneys' fees, litigation expenses, and damages which Landlord may sustain by reason of the failure of Tenant to obtain and maintain any insurance.

      9.7 Nature of Tenant's Obligation. Tenant's insurance obligations under this Section 9 are freestanding obligations which are not dependent on any other conditions or obligations under this Lease.

10. SUBROGATION OF RIGHTS OF RECOVERY. LANDLORD AND TENANT MUTUALLY WAIVE THEIR RESPECTIVE RIGHTS OF RECOVERY AGAINST EACH OTHER FOR ANY LOSS OF, OR DAMAGE TO, EITHER PARTYS' PROPERTY, TO THE EXTENT THAT THE LOSS OR DAMAGE IS INSURED UNDER AN INSURANCE POLICY REQUIRED UNDER THIS LEASE TO BE IN EFFECT AT THE TIME OF THE LOSS OR DAMAGE. Each party shall obtain any special endorsements, if required by its insurer, under which the insurer shall waive its rights of subrogation against the other party. The provisions of this Section 10 shall not apply in those instances in which waiver of subrogation would cause either party's insurance coverage to be voided or otherwise made uncollectible. Notwithstanding the foregoing, Landlord's waiver of liability under this Section 10 shall not apply to Landlord's right to seek compensation from Tenant or any Tenant Party for any deductible amounts under Landlord's insurance.

11.   CASUALTY DAMAGE.

      11.1 Total Destruction. Tenant promptly shall give written notice to Landlord of any damage to the Premises, the Building, or the Land. If the Premises, the Building, or the Land are totally destroyed by an insured peril, or so damaged by an insured peril that, in Landlord's estimation, rebuilding or repairs cannot be substantially completed (exclusive of leasehold improvements Tenant makes) within two hundred ten (210) days after the date of Landlord's actual knowledge of the damage, then Landlord may terminate this Lease by delivering to Tenant written notice of termination within thirty (30) days after the damage. If the Premises, the Building, or the Land are totally destroyed by an insured peril, or so damaged by an insured peril that, in Landlord's estimation, rebuilding or repairs cannot be substantially completed (exclusive of leasehold improvements Tenant makes) within two hundred ten (210) days after the date of Landlord's actual knowledge of the damage, then Landlord may, at its expense (including, to the extent insured by Landlord, Tenant's direct administrative and overhead costs), relocate Tenant to space reasonably comparable to the Premises, provided that Landlord notifies Tenant of its intention to do so in a written notice delivered to Tenant within thirty (30) days after the damage. and further provided that such space shall be immediately available for construction of Tenant's leasehold improvements). Such relocation may be for a portion of the remaining Term or the entire Term. Landlord shall complete any such relocation within ninety (90) days after Landlord has delivered such written notice to Tenant. If Landlord does not elect to relocate Tenant following such damage to the Premises or the Building and Tenant did not cause such damage, then Tenant may terminate this Lease by delivering to Landlord written notice of termination within (15) days following the date on which Landlord notifies Tenant in writing of the estimated time for the restoration. In either event, the Rent shall be abated during the unexpired portion of this Lease, effective upon the date the damage occurred. Time is of the essence with respect to the delivery of all notices of damage and termination. Notwithstanding the foregoing, Tenant may not terminate the Lease if Tenant caused the damage. Notwithstanding the foregoing, the Rent shall not be abated if a Tenant Party caused the damage or if Tenant fails to keep in force the loss of rents insurance described in Section 9.4 above.

      11.2 Restoration of Premises. Subject to Section 11.3, if this Lease is not terminated under Section 11.1 (or if the Building or the Premises are damaged but not totally destroyed by any insured peril, and in Landlord's estimation, rebuilding or repairs can be substantially completed within two hundred ten (210) days after the date of Landlord's actual knowledge of such damage, this Lease shall not terminate), then Landlord shall restore the Premises to substantially its previous condition, except that Landlord shall not be required to rebuild, repair or replace any part of the alterations, other improvements, or personal property required to be covered by Tenant's insurance under Section 9. If the Premises are untenantable, in whole or in part, during the period beginning on the date the damage occurred and ending on the date of substantial completion of Landlord's repair or restoration work (the "REPAIR PERIOD"), then the Rent for that period shall be reduced to such extent as may be fair and reasonable under the circumstances and the Term shall be extended by the number of days in the Repair Period, provided that the Rent shall be abated only to the extent Landlord is compensated for all Rent amounts by loss of rents insurance described in Section 9.4 above. Notwithstanding the foregoing, the Rent shall not be abated if Tenant intentionally (including any act or omission of Tenant or parties under Tenant's supervision or control caused the damage or if Tenant fails to keep in force the loss of rents insurance described in
Section 9.4 above.

      11.3 Insurance. If the Premises are destroyed or substantially damaged by any peril not covered by the insurance maintained by Landlord, or any Landlord's Mortgagee (defined below) requires that insurance proceeds be applied to the indebtedness secured by its Mortgage (defined below) or to the Primary Lease (defined below) obligations, or the insurance proceeds available to Landlord to restore the building are insufficient in Landlord's opinion, then Landlord may terminate this Lease by delivering written notice of termination to Tenant within thirty (30) days of the later of the date upon which any destruction or damage incurred, or the date upon which Landlord learns there are not enough insurance proceeds, or Landlord learns of any such requirement by any Landlord's Mortgagee, as applicable. In the event Landlord terminates the Lease, all rights and obligations hereunder shall cease and terminate, except for any liabilities of Tenant, which accrued before the Lease terminates.


12.   LIABILITY, INDEMNIFICATION, AND NEGLIGENCE.

      12.1 TENANT'S INDEMNITY OF LANDLORD. SUBJECT TO SECTION 12.2, TENANT SHALL INDEMNIFY, DEFEND, AND HOLD HARMLESS THE INDEMNIFIED PARTIES (AS DEFINED IN
SECTION 24.1) FROM AND AGAINST ALL FINES, SUITS, LOSSES, COSTS, LIABILITIES, CLAIMS, DEMANDS, ACTIONS AND JUDGMENTS OF EVERY KIND OR CHARACTER (1) ARISING FROM TENANT'S FAILURE TO PERFORM ITS COVENANTS UNDER THIS LEASE, (2) RECOVERED FROM OR ASSERTED AGAINST ANY OF THE INDEMNIFIED PARTIES ON ACCOUNT OF ANY LOSS (DEFINED BELOW IN SECTION 12.2) TO THE EXTENT THAT ANY SUCH LOSS MAY BE INCIDENT TO, ARISE OUT OF, OR BE CAUSED, EITHER PROXIMATELY OR REMOTELY, WHOLLY OR IN PART, BY A TENANT PARTY (DEFINED BELOW IN SECTION 24.1) OR ANY OTHER PERSON ENTERING UPON THE PREMISES UNDER OR WITH A TENANT PARTY'S EXPRESS OR IMPLIED INVITATION OR PERMISSION, (3) ARISING FROM OR OUT OF THE OCCUPANCY OR USE OF THE PREMISES BY A TENANT PARTY OR (4) ARISING FROM OR OUT OF ANY OCCURRENCE IN THE PREMISES, HOWEVER CAUSED, OR SUFFERED BY, RECOVERED FROM OR ASSERTED AGAINST ANY INDEMNIFIED PARTIES BY A TENANT PARTY.

      12.2 LIABILITY. THE INDEMNIFIED PARTIES (AS DEFINED IN SECTION 24.1) SHALL NOT BE LIABLE TO THE TENANT PARTIES FOR ANY INJURY TO OR DEATH OF ANY PERSON OR PERSONS OR THE DAMAGE TO OR THEFT, DESTRUCTION, LOSS, OR LOSS OF USE OF ANY PROPERTY OR INCONVENIENCE (COLLECTIVELY AND INDIVIDUALLY A "LOSS") CAUSED BY CASUALTY, THEFT, FIRE, THIRD PARTIES, REPAIR, OR FAILURE TO REPAIR.

      12.3 Survival. The provisions of this Section 12 shall survive the expiration or earlier termination of this Lease.

13.   USE; COMPLIANCE WITH LAWS; PARKING.

      13.1 Permitted Use. The Premises shall, subject to the remaining provisions of this Section, be used only for receiving, storing, shipping and selling products, materials and merchandise made or distributed by Tenant including related office use and customer services, repairs and services directly or indirectly applicable to Tenant's business, and for no other purpose without Landlord's prior written consent. No retail sales may be made from the Premises other than sales by catalogue, the internet or similar sales which do not require a retail customer to physically visit the Premises. The Premises shall not be used for any use which is disreputable, and no part of the Premises shall be used as an escort service, a massage parlor or spa, blood bank, abortion clinic, or for the sale, distribution or display (electronically or otherwise) of materials or merchandise of a pornographic nature or merchandise generally sold in an adult book or adult videotape store (which are defined as stores in which any portion of the inventory is not available for sale or rental to children under 18 years old because such inventory explicitly details with or depicts human sexuality but shall not include mass-merchandise or other specialty stores which do not offer for sale, distribution or display (electronically or otherwise) materials or merchandise of a pornographic nature). Tenant shall not sell, display, transmit or distribute (electronically or otherwise) materials or merchandise of a pornographic nature or merchandise generally sold in an adult book or adult video tape store (as defined above). Tenant shall not use the Premises as living or sleeping quarters or a residence. Tenant shall not use the Premises to receive, store or handle any product, material or merchandise that is explosive or highly inflammable or hazardous or would violate any provision in Section 26. Outside storage, including without limitation, storage in non-operative or stationary trucks, trailers and other vehicles, and vehicle maintenance or repair is prohibited without Landlord's prior written consent. Tenant shall keep the Premises neat and clean at all times. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, light, noise or vibrations to emanate from the Premises; nor commit, suffer or permit any waste in or upon the Premises; nor at any time sell, purchase or give away or permit the sale, purchase or gift of food in any form by or to any of Tenant's agents or employees or other parties in the Premises except through vending machines in employees' lunch or rest areas within the Premises for use by Tenant's employees only; nor take any other action that would constitute a public or private nuisance or would disturb the quiet enjoyment of any other tenant of the Building, or unreasonably interfere with, or endanger Landlord or any other person; nor permit the Premises to be used for any purpose or in any manner that would (1) void the insurance thereon, (2) increase the insurance risk, (3) cause the disallowance of any sprinkler credits, (4) violate any Law (defined below) including, but not limited to, any zoning ordinance, or (5) be dangerous to life, limb or property. Tenant shall pay to Landlord on demand any increase in the cost of any insurance on the Premises or the Building incurred by Landlord, which is caused by Tenant's use of the Premises or because Tenant vacates the Premises, and acceptance of such payment shall not constitute a waiver of any of Landlord's other rights or remedies nor a waiver of Tenant's duty to comply herewith.

      13.2 Compliance with Laws. Tenant shall be solely responsible for satisfying itself and Landlord that the Permitted Use will comply with all applicable Laws. Tenant shall, at its sole cost and expense, be responsible for complying with all Laws (defined below) and Rules and Regulations (defined below) applicable to the use, occupancy, and condition of the Premises. Tenant shall promptly correct any violation of a Law, or Rules or Regulations with respect to the Premises. Tenant shall comply with any direction of any governmental authority having jurisdiction which imposes any duty upon Tenant or Landlord with respect to the Premises, Building, and/or Land, or with respect to the occupancy or use thereof.

      13.3 Compliance with Rules and Regulations. Tenant will comply with such rules and regulations (the "RULES AND REGULATIONS") generally applying to tenants in the Building as may be adopted from time to time by Landlord for the management, cleanliness of, and the preservation of good order and protection of the Premises, the Building and the Land. A current copy of the Rules and Regulations applicable to the Building is attached hereto as Exhibit D. All such Rules and Regulations are hereby made a part hereof. All changes and amendments to the Rules and Regulations sent by Landlord to Tenant in writing and conforming to the foregoing standards shall be carried out and observed by Tenant. Landlord hereby reserves all rights necessary to implement and enforce the Rules and Regulations and each and every provision of this Lease. Notwithstanding anything to the contrary in this Section 13.3, Landlord agrees that the changes negotiated in the Rules and Regulations pertaining to equipment, parking, keys and access to the Premises shall survive any changes of such Rules and Regulations for the Term of this Lease.

      13.4 Parking. Tenant and its employees, agents and invitees shall have the non-exclusive right to use, at no charge, in common with others, sixty-five (65) parking areas associated with the Building which Landlord has designated for such use (the "PARKING AREAS"), subject to (1) such Rules and Regulations (as defined herein) as Landlord may promulgate from time to time and (2) rights of ingress and egress of other tenants and their employees, agents and invitees. Landlord does not reserve or allocate parking spaces at the Premises. However, in no instances shall Tenant allow its employees, agents and invitees to occupy more than sixty-five (65) spaces in the Parking Areas. Tenant shall take reasonable measures to ensure that its employees, agents and invitees do not occupy more than the above referenced quantity of parking. Tenant shall only permit parking by its employees, agents or invitees of appropriate vehicles in appropriate designated Parking Areas.

14. INSPECTION; ACCESS AND RIGHT OF ENTRY; NEW CONSTRUCTION. Without being deemed or construed as committing an actual or constructive eviction of Tenant and without abatement of Rent, with a representative of Tenant present, Landlord and Landlord's agents and representatives may enter the Premises during business hours, with four (4) hours prior notice in a non-emergency situation, to inspect the Premises; to make such repairs as may be required or permitted under this Lease; to perform any unperformed obligations of Tenant hereunder; and to show the Premises to prospective purchasers, mortgagees, ground lessors, and [during the last (12) months of the Term] tenants. If, due to bonding requirements, Tenant is required to restrict Landlord's access to portions of the Premises for security reasons, such restrictions shall not in any event prevent Landlord's access in emergencies or for annual inspections of the condition of the Premises. Tenant hereby waives any claim for damages for any injury or inconvenience or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. Landlord shall have the right to use any and all means which Landlord may deem proper to enter the Premises in an emergency without liability therefore, provided that reasonable efforts are thereafter undertaken to protect the Premises including Tenant's products and information. During the last twelve (12) months of the Term, Landlord may erect a sign on the Premises indicating that the Premises are available. Tenant shall notify Landlord in writing of its intention to vacate the Premises at least sixty (60) days before Tenant will vacate the Premises; such notice shall specify the date on which Tenant intends to vacate the Premises (the "VACATION DATE"). Furthermore, Landlord hereby reserves the right and at all times shall have the right to repair, change, redecorate, alter, improve, modify, renovate, enclose or make additions to any part of the Building, Building's Structure, Common Areas or the Land, to enclose and/or change the arrangement and/or location of driveways or Parking Areas or landscaping or other Common Areas; and to construct new improvements on adjacent parcels of land, all, Tenant agrees, without having committed an actual or constructive eviction of Tenant or breach of the implied warranty of suitability and without an abatement of Rent (the "Reserved Right"). When exercising the Reserved Right, Landlord will use reasonable efforts not to materially interfere with Tenant's use and occupancy of the Premises.

15.   ASSIGNMENT AND SUBLETTING.

      15.1. Transfers. Tenant shall not, without the prior written consent of Landlord, (1) advertise that any portion of the Premises is available for lease or cause or allow any such advertisement, (2) assign, transfer, or encumber this Lease or any estate or interest herein, whether directly or by operation of law,
(3) permit any other entity (other than a guarantor of this Lease) to become Tenant hereunder by merger, consolidation, or other reorganization (provided that such consent shall not be unreasonably withheld), (4) if Tenant is an entity other than a corporation whose stock is publicly traded, permit the transfer of an ownership interest in Tenant so as to result in a change in the current control of Tenant (other than a merger, consolidation, or other reorganization with a guarantor of this Lease), (5) sublet any portion of the Premises, (6) grant any license, concession, or other right of occupancy of any portion of the Premises, or (7) permit the use of the Premises by any parties other than Tenant (any of the events listed in Sections 15.1 (1) through (7) being a "TRANSFER"). If Tenant requests Landlord's consent to a Transfer, then Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; banking, financial, and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee's creditworthiness and character.

      15.2 Landlord's Written Consent Requirements. In determining whether Landlord shall consent to any proposed assignment or subletting of the Premises, Landlord will consider the following factors: provided that the proposed transferee (1) has creditworthiness (meaning the proposed transferee (a) has a publicly traded debt rated in quality as Baa2 or BBB- or higher, as rated by Moody's and Standard & Poor respectively, and/OR (b) has a tangible net worth, financial condition, and operating performance, greater than or equal to the tangible net worth, financial condition, and operating performance of the Tenant and the Guarantor of Tenant's obligations hereunder, if any, as of the time the Tenant, (2) has a good reputation in the business community, (3) is not another occupant of the Building or other buildings in the Carrollton, Texas metropolitan area owned by Landlord, its affiliates or customers, (4) will use the Premises consistent with the permitted use allowed under the Lease which shall not be environmentally harmful as agreed to in Section 26 of this Lease. In addition, the Transfer shall not constitute a violation of the Employee Retirement Income Security Act of 1974, as amended (ERISA). In the event the proposed transferee does not meet all the above factors, then Landlord may withhold its consent in its sole discretion. Tenant shall reimburse Landlord for its attorneys' fees and other expenses incurred in connection with considering any request for its consent to a Transfer, in addition to a fee of Five Hundred Dollars ($500.00) which Tenant will submit to Landlord along with its written request for review of the proposed assignment or subletting, regardless of whether Landlord subsequently grants its approval of the proposed assignment or subletting. Landlord will provide consent or deny consent no later than ten (10) business days after Tenant's written submission of the request and appropriate accompanying information.


      15.3 Obligations of Tenant and Proposed Transferee. If Landlord consents to a proposed Transfer, then the proposed transferee shall deliver to Landlord a written agreement, in a form satisfactory to Landlord, whereby the proposed transferee expressly assumes the Tenant's obligations hereunder (however, in the event of transfer of less than all of the space in the Premises the proposed transferee shall be liable only for obligations under this Lease that are properly allocable to the space subject to the Transfer, and only to the extent of the rent it has agreed to pay Tenant). Landlord's consent to a Transfer shall not release any Guarantor of Tenant's obligations hereunder nor release Tenant from performing its obligations under this Lease, but rather Tenant and its transferee shall be jointly and severally liable. No such Transfer shall constitute a novation. Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfers. If a default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect directly from such transferee all rents becoming due to Tenant and apply such rents against Tenant's Rent obligations. Tenant authorizes its transferees to make payments of Rent directly to Landlord upon receipt of notice from Landlord to do so. If Landlord should fail to notify Tenant in writing of its decision within the thirty (30) day period after Landlord's receipt of Tenant's written request for Landlord's consent to a Transfer, then Landlord shall be deemed to have refused to consent to the proposed Transfer and to have elected to keep this Lease in full force and effect.

      15.4  Landlord's  Recapture  Right.  Within ten (10)  business  days after
Landlord's receipt of Tenant's submission of Tenant's written request for Landlord's consent to a Transfer (other than a Transfer pursuant to Section 15.1
(3) or Section 15.1 (4), Landlord shall have the option (without limiting Landlord's other rights under this Lease) of terminating this Lease (or, as to a subletting or assignment, terminate this Lease as to the portion of the Premises proposed to be sublet or assigned) as of the latter of either: upon thirty (30) days notice or the date the proposed Transfer was to be effective. If Landlord terminates this Lease as to all or any portion of the Premises, then this Lease shall cease for such portion of the Premises and Tenant shall pay to Landlord all Rent accrued through the cancellation date relating to the portion of the Premises covered by the proposed Transfer. Thereafter, Landlord may lease all or such portion of the Premises to the prospective transferee (or to any other person or entity) without liability to Tenant.

      15.5 Excess Rent.  Notwithstanding  anything to the contrary  contained in
Section 15 of this Lease, Tenant hereby assigns, transfers and conveys 50% of all consideration received by Tenant under any Transfer, which is in excess of the Rent payable by Tenant under this Lease, and Tenant shall hold such amounts in trust for Landlord and pay them to Landlord within ten (10) days after receipt.

16. CONDEMNATION. If (1) more than thirty percent (30%) of the Premises is taken for any public or quasi-public use by right of eminent domain or private purchase in lieu thereof (a "TAKING"), and the Taking prevents or materially interferes with the use of the remainder of the Premises for the purpose for which they were leased to Tenant, or (2) more than fifty percent (50%) of the space within the Premises utilized for warehousing operations is taken for any public or quasi-public use by right of eminent domain or private purchase in lieu thereof (also referred to as a "Taking") either party may terminate this Lease by delivering to the other written notice thereof within thirty (30) days after the Taking, in which case Rent shall be abated during the unexpired portion of the Term, effective on the date of such Taking; provided, however, in lieu of such termination rights, Landlord shall have the right to relocate Tenant to space reasonably comparable to the Premises, provided that Landlord notifies Tenant of its intention to do so in a written notice delivered to Tenant within thirty (30) days after such Taking, and further provided that such space shall be immediately available for construction of Tenant's leasehold improvements. Landlord shall pay the cost and expense for such relocation to the extent such expenses are included in any condemnation award to Landlord; provided, however, that if Tenant receives a separate award for such relocation expenses, Tenant shall pay the cost and expense of such relocation. If (3) less than 30% of the Premises are subject to a Taking or (4) more than 30% of the Premises are subject to a Taking, but the Taking does not prevent or materially interfere with the use of the remainder of the Premises for the purpose for which they were leased to Tenant, then neither party may terminate this Lease, but the Rent payable during the unexpired portion of the Term shall be reduced to such extent as may be fair and reasonable under the circumstances. Except as provided herein, all compensation awarded for any Taking shall be the property of Landlord, and Tenant hereby assigns any interest it may have in any such award to Landlord; however, Landlord shall have no interest in any separate award made to Tenant (which does not reduce Landlord's award) for loss of Tenant's business or goodwill, for the taking of Tenant's trade fixtures, or on account of Tenant's moving and relocation expenses and depreciation to and removal of Tenant's physical personal property, if a separate award for such items is made to Tenant.

17.   SURRENDER AND REDELIVERY OF PREMISES; HOLDING OVER.

      17.1 Surrender and Redelivery of Premises. No act by Landlord shall be an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid, unless it is in writing and signed by Landlord. Tenant's delivery of the keys or access cards to Property Manager or any agent or employee of Landlord shall not operate as a termination of this Lease or a surrender of the Premises.

            17.1.1 Joint Inspection. At least thirty (30) days before the Vacation Date, Tenant shall arrange to meet with Landlord for a joint inspection of the Premises. After such inspection, Landlord shall prepare a list of items that Tenant must perform on or before the Vacation Date. If Tenant fails to arrange for such inspection, then Landlord may conduct such inspection and Landlord's reasonable determination of the work Tenant is required to perform before the Vacation Date shall be conclusive. If Tenant fails to perform such work on or before the Vacation Date, then Landlord may perform such work at Tenant's cost. Tenant shall pay all cost incurred by Landlord in performing such work within ten (10) days after Landlord's request thereof.


            17.1.2 Tenant's Payment Obligations. Tenant shall remain liable for its prorated share of Operating Expenses for the year in which the Term ends for the period in which Tenant occupied the Premises Tenant remains liable for any additional costs therefor upon demand by Landlord and Landlord shall remain liable to Tenant for the return of any excess to Tenant after all such obligations have been determined and satisfied as the case may be. Any Security Deposit held by Landlord may be credited against the amount due by Tenant under this Section 17.

            17.1.3 Condition of Premises. After the Expiration Date or earlier termination of this Lease, or the termination of Tenant's right to possess the Premises, Tenant shall (1) deliver to Landlord the Premises in a safe, "broom clean," neat, sanitary, and operational condition with all improvements and alterations as set forth in Section 6.4 located thereon in good repair and condition, reasonable wear and tear excepted (subject, however, to Tenant's maintenance obligations), and with the HVAC System and hot water equipment, light and light fixtures (including ballasts), and overhead doors and related equipment in good working order, (2) deliver to Landlord the Premises with steam cleaned carpets and with concrete floors in the warehouse and manufacturing areas which have been sealed, (3) deliver to Landlord all keys and parking and access cards to the Premises, and (4) remove all signage placed on the Premises, the Building, or the Land by or at Tenant's request. All fixtures, alterations, additions, and improvements (whether temporary or permanent) shall be Landlord's property and shall remain on the Premises, except as provided in the next two sentences. Provided that Tenant has performed all of its obligations hereunder, Tenant may remove all unattached trade fixtures, furniture, and personal property placed in the Premises by Tenant (but Tenant shall not remove any such item which was paid for, in whole or in part, by Landlord). Additionally, Tenant shall remove such alterations, additions, improvements, fixtures, equipment, wiring, furniture, trade fixtures and other property as Landlord may request, provided such request is made within six (6) months after the Expiration Date or earlier termination of this Lease. All items not so removed shall, at the sole option of Landlord, be deemed abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items, and Tenant shall pay for the costs incurred by Landlord in connection therewith. All work required of Tenant under this Section 17 shall be coordinated with Landlord and be done in a good and workmanlike manner, in accordance with all Laws (defined below), and so as not to damage the Building or unreasonably interfere with other tenants' use of their premises. Tenant shall, at its expense, repair all damage caused by any work performed by Tenant under this Section 17, provided that in the case of alterations or improvements that Tenant is required to remove, Tenant shall restore the Premises to the condition existing prior to the installation of such alterations. If Tenant fails to perform work under this Section 17, Tenant shall pay all costs incurred by Landlord in performing such work within ten (10) after Landlord's request thereof.

      17.2 Holding Over. If a Tenant Party fails to vacate the Premises after the Expiration Date or earlier termination of this Lease, then a Tenant Party's possession of the Premises shall constitute and be construed as a tenancy at will only, subject, however, to all of the terms, provisions, covenants and agreements on the part of Tenant under this Lease, and such Tenant Party shall be subject to immediate eviction and removal; Tenant or any such Tenant Party covenants and agrees to pay Landlord, in addition to the other Rent due hereunder, if any, as Rent for the period of such holdover a prorated daily Base Rent equal to the sum of one-hundred and fifty percent (150%) of the daily Base Rent plus one hundred percent (100%) Additional Rent, both payable during the last month of the Term. Tenant's possession of the Premises after the Expiration Date or earlier termination of this Lease shall immediately constitute an Event of Default under Section 19.5 herein. The Rent during such holdover period shall be payable to Landlord from time to time on demand; provided, however, if no demand is made during a particular month, holdover rent accruing during such month shall be paid in accordance with the provisions of this Section 17. Tenant will vacate the Premises and deliver same to Landlord immediately upon Tenant's receipt of notice from Landlord to so vacate. No holding over by a Tenant Party (whether with or without the consent of Landlord), and no payments of money by Tenant to Landlord after the end of the Term, shall operate to reinstate, continue or extend the Term, and no extension of this Term shall be valid unless evidenced by a writing signed by both Landlord and Tenant. No payments of money by Tenant (other than the holdover rent accruing during such holdover period paid in accordance with the provisions of this Section 17) to Landlord after the Expiration Date or earlier termination of this Lease shall constitute full payment of Rent under the terms of this Lease. Tenant shall be liable for all damages resulting from a Tenant Party's holding over.

18. QUIET ENJOYMENT. Provided Tenant has fully performed its obligations under this Lease, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any party claiming by, through or under Landlord, but not otherwise, subject, however, to all of the provisions of this Lease and all Laws (defined below), liens, encumbrances and restrictive covenants to which the Land is subject. Landlord shall not be responsible for the acts or omissions of any other tenant or third party that may interfere with Tenant's use and enjoyment of the Premises.

19. EVENTS OF DEFAULT. Each of the following events shall constitute an "EVENT OF DEFAULT" under this Lease:

      19.1 Monetary Default; Failure to Pay Rent. Tenant fails to pay Rent when due or any payment or reimbursement required under this Lease or under any other lease with Landlord when due after any applicable notice and opportunity to cure provided in such lease, and in either case such failure continues for a period of five (5) days from the date such payment was due; provided however that Tenant shall be entitled to written notice and five (5) day opportunity to cure upon the first two such failures in any twelve (12) month period, however, in no event more than a total of three times over the Original Term.


      19.2 Bankruptcy; Insolvency. The filing of a petition by or against Tenant or any Guarantor of Tenant's obligations hereunder (1) in any bankruptcy or other insolvency proceeding; (2) seeking any relief under any debtor relief Law;
(3) for the appointment of a liquidator, receiver, trustee, custodian, or similar official for all or substantially all of Tenant's property or for Tenant's interest in this Lease; or (4) for reorganization or modification of Tenant's capital structure (however, if any such petition is filed against Tenant, then the filing of such petition shall not constitute an Event of Default, unless it is not dismissed within 120 days after the filing thereof provided that Tenant shall take prompt action to seek dismissal within 45 days after the filing thereof and diligently pursue dismissal thereafter).

      19.3 Vacation; Failure to Continuously Operate. Tenant (1) vacates all or a substantial portion of the Premises or (2) fails to continuously operate its business at the Premises for the permitted use set forth herein, in either event for a cumulative period in excess of 180 days.

      19.4 Liens; Encumbrances. Tenant fails to bond or discharge any lien placed upon the Premises in violation of Section 23 within ten (10) business days after any such lien or encumbrance is filed against the Premises.

      19.5 Non-Monetary Default; Failure to Perform. Tenant fails to comply with any term, provision or covenant of this Lease (other than those listed in this Section 19), and such failure continues for thirty (30) days, unless otherwise specified in this Lease, after written notice thereof to Tenant; provided however that if such matter cannot be corrected within thirty (30) days that Tenant has and shall continue to diligently pursue such correction and further provided than in all events the failure must be corrected no later than ninety
(90) days after written notice.

20.   REMEDIES.

      20.1 Upon any Event of Default, Landlord may, in addition to all other rights and remedies afforded Landlord hereunder or by Law, take any of the following actions:

            20.1.1 Terminate the Lease. Terminate this Lease by giving Tenant written notice thereof, in which event, Tenant shall pay to Landlord the sum of
(1) all Rent accrued hereunder through the date of termination, (2) all amounts due under Section 20.2, and (3) an amount equal to (i) the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at a per annum rate equal to the "Prime Rate" as published on the date this Lease is terminated by The Wall Street Journal, Southwest Edition, in its listing of "Money Rates", minus (ii) the then present fair rental value of the Premises for such period, similarly discounted; Landlord and Tenant agree that in no event shall (ii) herein be greater than seventy-five percent (75%) of
(i) herein; or

            20.1.2 Terminate Tenant's Right of Possession. Terminate Tenant's right to possess the Premises without terminating this Lease by giving written notice thereof to Tenant, in which event Tenant shall pay to Landlord (1) all Rent and other amounts accrued hereunder to the date of termination of possession, (2) all amounts due from time to time under Section 20.2, and (3) all Rent and other sums required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during such period. LANDLORD SHALL SEEK TO USE REASONABLE EFFORTS TO MITIGATE LANDLORD'S DAMAGES WHICH MAY, DEPENDING UPON THE CIRCUMSTANCES, INCLUDE RELETTING THE PREMISES, HOWEVER, Landlord shall not be obligated to relet the Premises before leasing other portions of the Building, and Tenant's obligations hereunder shall not be diminished because of Landlord's failure to relet the Premises or to collect Rent due for a reletting. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder. Reentry by Landlord in the Premises shall not affect Tenant's obligations hereunder for the unexpired Term; rather, Landlord may, from time to time, bring action against Tenant to collect amounts due by Tenant, without the necessity of Landlord's waiting until the expiration of the Term. Actions to collect amounts due by Tenant to Landlord under this subsection may be brought from time to time on one or more occasions, without the necessity of Landlord waiting until the Expiration Date of this Lease. Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease, all actions taken by Landlord to exclude or dispossess Tenant of the Premises shall be deemed to be taken under this subsection. If Landlord elects to proceed under this Section 20.1.2, it may at any time elect to terminate this Lease under Section 20.1.1; or

            20.1.3 Lock Out. Additionally, without notice, Landlord may alter locks or other security devices at the Premises to deprive Tenant of access thereto, and Landlord shall not be required to provide a new key or right of access to Tenant. This Lease supercedes Section 93.002 of the Texas Property Code to the extent of any conflict.

      20.2 Landlord's Other Rights and Remedies. Upon any default or Event of Default, Tenant shall pay to Landlord all costs incurred by Landlord (including court costs and attorneys' fees and expenses) in (1) obtaining possession of the Premises, (2) removing and storing Tenant's or any other occupant's property,
(3) repairing, restoring, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant, (4) reletting all or any part of the Premises (including brokerage commissions, cost of tenant finish work, and other costs incidental to such reletting), (5) performing Tenant's obligations which Tenant failed to perform, and (6) enforcing, or advising Landlord of, its rights, remedies, and recourses. Landlord's acceptance of Rent following an Event of Default shall not waive Landlord's rights regarding such Event of Default. Landlord's receipt of Rent with knowledge of any default by Tenant hereunder shall not be a waiver of such default, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless set forth in writing and signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms contained herein shall waive Landlord's rights regarding any future violation of such term or violation of any other term. If Landlord repossesses the Premises pursuant to the authority herein granted, then Landlord shall have the right to (i) keep in place and use or (ii) remove and store, at Tenant's expense, all of the furniture, trade fixtures, equipment and other personal property in the Premises, including that which is owned by or leased to Tenant at all times before any foreclosure thereon by Landlord or repossession thereof by any lessor thereof or third party having a lien thereon. Landlord may relinquish possession of all or any portion of such furniture, trade fixtures, equipment and other property to any person (a "CLAIMANT") who presents to Landlord a copy of any instrument represented by Claimant to have been executed by Tenant (or any predecessor of Tenant) granting Claimant the right under various circumstances to take possession of such furniture, trade fixtures, equipment or other property, without the necessity on the part of Landlord to inquire into the authenticity or legality of the instrument. Landlord may, at its option and without prejudice to or waiver of any rights it may have, (a) escort Tenant to the Premises to retrieve any personal belongings of Tenant and/or its employees not covered by the Landlord's statutory lien or the security interest described in Section 27 or (b) obtain a list from Tenant of the personal property of Tenant and/or its employees that is not covered by the Landlord's statutory lien or the security interest described in Section 27, and make such property available to Tenant and/or Tenant's employees; however, Tenant first shall pay in cash all costs and estimated expenses to be incurred in connection with the removal of such property and making it available. The rights of Landlord herein stated in this Section 20 are cumulative and in addition to any and all other rights that Landlord has or may hereafter have at law or in equity, and Tenant hereby agrees that the rights herein granted Landlord are commercially reasonable.

      20.3 Landlord's Recapture Right. After Landlord's vacation of the Premises and a resulting Event of Default under Section 19.3, Landlord shall have the option (without limiting Landlord's other rights under this Lease) of terminating this Lease upon written notice to the Tenant. If Landlord terminates this Lease as to all or any portion of the Premises, then this Lease shall cease for such portion of the Premises and Tenant shall pay to Landlord Rent accrued through the cancellation date relating to that portion of the Premises covered by the Landlord's termination. Thereafter, Landlord's termination will be without liability to Tenant.

21.   LANDLORD'S DEFAULT AND LIMITATIONS OF LIABILITY.

      21.1. DEFAULTS BY LANDLORD. If Landlord fails to perform any of its obligations hereunder within thirty (30) days after written notice from Tenant specifying such failure, Tenant's exclusive and sole remedy shall be an action for damages. Tenant is granted no contractual right of termination by the Lease, except to the extent and only to the extent set forth in Section 11.1 and 16.

      21.2 LIMITATIONS ON LANDLORD'S LIABILITY.

THE LIABILITY OF LANDLORD TO A TENANT PARTY FOR ANY DEFAULT BY LANDLORD, SHALL BE LIMITED TO ACTUAL AND DIRECT DAMAGES. IN NO EVENT SHALL LANDLORD BE LIABLE TO A TENANT PARTY FOR CONSEQUENTIAL OR SPECIAL DAMAGES BY REASON OF A FAILURE TO PERFORM (OR A DEFAULT) BY LANDLORD HEREUNDER OR OTHERWISE, EXCEPT IF SUCH FAILURE OR DEFAULT WAS THE RESULT OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. EXCEPT FOR CLAIMS WHICH MAY BE COVERED BY INSURANCE, IF A TENANT PARTY SHALL RECOVER A MONEY JUDGMENT AGAINST LANDLORD, THE TENANT PARTY AGREES THAT SUCH MONEY JUDGMENT SHALL BE SATISFIED SOLELY BY LANDLORD'S INTEREST IN THE PREMISES AND BUILDING, AS THE SAME MAY THEN BE ENCUMBERED, AND LANDLORD, ITS AFFILIATES, PARTNERS, OFFICERS, DIRECTORS, SHAREHOLDERS, AND EMPLOYEES SHALL NOT BE LIABLE OTHERWISE FOR ANY OTHER CLAIM ARISING OUT OF OR RELATING TO THIS LEASE.

LANDLORD SHALL NOT BE LIABLE TO A TENANT PARTY FOR ANY CLAIMS, ACTIONS, DEMANDS, COSTS, EXPENSES, DAMAGE, OR LIABILITY OF ANY KIND ARISING FROM THE USE, OCCUPANCY OR ENJOYMENT OF THE PREMISES BY A TENANT PARTY AS A RESULT OF ANY LOSS OF OR DAMAGE TO PROPERTY OF TENANT OR OF OTHERS LOCATED IN THE PREMISES OR THE BUILDING BY REASON OF THEFT OR BURGLARY.

      21.3 Examination of Lease; No Contract Until Execution by Parties. Submission by Landlord of this instrument to Tenant for examination or signature does not constitute a reservation of or option for lease. This Lease will be effective as a lease or otherwise only upon execution by both Landlord and Tenant and delivery to the parties. If Tenant is a corporation (including any form of professional association), limited liability company, partnership (general or limited), or other form of organization other than an individual, then each individual executing this Lease on behalf of Tenant hereby covenants, warrants and represents: (1) that such individual is duly authorized to execute and deliver this Lease on behalf of Tenant in accordance with the organizational documents of Tenant; (2) that this Lease is binding upon Tenant; (3) that Tenant is duly organized and legally existing in the state of its organization, and is qualified to do business in the State of Texas; (4) that upon request, Tenant will provide Landlord with true and correct copies of all organizational documents of Tenant, and any amendments thereto; and (5) that the execution and delivery of this Lease by Tenant will not result in any breach of, or constitute a default under, any mortgage, deed of trust, lease, loan, credit agreement, partnership agreement or other contract or instrument to which Tenant is a party or by which Tenant may be bound. If Tenant is a form of organization other than an individual, Tenant will, prior to the Commencement Date, deliver to Landlord written documentation reasonably satisfactory to Landlord evidencing the authority of an authorized representative of Tenant to enter into the Lease and bind Tenant to all of the obligations of Tenant under the Lease.


22.   MORTGAGES.

      22.1 Lease Subordinate to Mortgage. This Lease shall be subordinate to any deed of trust, mortgage or other security instrument (a "MORTGAGE"), and any ground lease, master lease, or primary lease (a "PRIMARY LEASE") that now or hereafter covers any portion of the Premises (the mortgagee under any Mortgage or the lessor under any Primary Lease is referred to herein as "LANDLORD'S MORTGAGEE"), and to increases, renewals, modifications, consolidations, replacements, and extensions thereof. However, any Landlord's Mortgagee may elect to subordinate its Mortgage or Primary Lease (as the case may be) to this Lease by delivering written notice thereof to Tenant. With respect to any encumbrance encumbering the Building or the Premises, the Landlord agrees to use its best efforts to obtain from the holder of such encumbrance its agreement (either in the Encumbrance or in a separate agreement with Tenant) that so long as Tenant is not in default of its obligations under this Lease, this Lease will not be terminated and Tenant's possession of the Premises will not be disturbed by the termination or foreclosure, or proceedings for enforcement, of such encumbrance. The provisions of this Section 22 shall be self-operative, and no further instrument shall be required to effect such subordination; however, Tenant shall from time to time within ten (10) days after request therefor, execute any instruments that may be required by any Landlord's Mortgagee to evidence the subordination of this Lease to any such Mortgage or Primary Lease together with the nondisturbance provisions of this Section 22 and such other customary provisions as the Landlord's Mortgagee may require. If Tenant fails to execute the same within such ten (10) day period, Landlord may execute the same as attorney-in-fact for Tenant, and Tenant's failure to execute such instruments shall immediately constitute an Event of Default under Section 19.5, and in addition to Landlord's other available remedies, Tenant shall pay Landlord a late fee of Five Hundred Dollars ($500.00) per day for each day such instruments are not returned past the ten (10) day period. Furthermore, Tenant shall be liable to Landlord for any and all damages caused by Tenant's delinquency which results in delays to the closing of such mortgage or other financing activity.

      22.2 Attornment. Tenant shall attorn to any party succeeding to Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, upon such party's request, and shall execute such agreements confirming such attornment as such party may reasonably request. Tenant shall not seek to enforce any remedy it may have for any default on the part of Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail to any Landlord's Mortgagee whose address has been given to Tenant in writing, and affording such Landlord's Mortgagee a reasonable opportunity (not to exceed that of Landlord's and to run simultaneously therewith) to perform Landlord's obligations hereunder.

      22.3 No Landlord's Mortgagee's Liability. Notwithstanding any such attornment or subordination of a Mortgage or Primary Lease to this Lease, the Landlord's Mortgagee shall not be liable for any acts of any previous landlord, shall not be obligated to install the Tenant Improvements, and shall not be bound by any amendment to which it did not consent in writing nor any payment of Rent made more than one month in advance.

23.   ENCUMBRANCES.

      23.1 No Liens. Tenant has no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind Landlord's property or the interest of Landlord or Tenant in the Premises or to charge the rent for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs. Tenant shall timely pay or cause to be paid all sums due for any labor performed or materials furnished in connection with any work performed on the Premises by or at the request of Tenant. Notwithstanding the foregoing, Tenant shall give Landlord immediate written notice of the placing of any lien or encumbrance against the Premises, Building or Land.

      23.2  Landlord's  Rights.  In the event that Tenant shall not,  within ten
(10) days following notification to Tenant of the imposition of any such lien, cause the same to be released of record by payment or the posting of a bond in amount, form and substance acceptable to Landlord, Landlord shall have, in addition to all other remedies provided herein and by law, the right but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of or defense against the claim giving rise to such lien. Nothing in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration or repair of or to the Building or the Premises or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any mechanic's or other liens against the interest of Landlord in the Building, Land or the Premises. Nothing in this Section 23 modifies an Event of Default under Section 19.4 herein.

24.   MISCELLANEOUS.

      24.1 Laws; Affiliate; Tenant Party. Words of any gender used in this Lease shall include any other gender, and words in the singular shall include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way affect the interpretation of this Lease. The following terms shall have the following meanings: "LAWS" shall mean all federal, state, and local laws, zoning ordinances, municipal regulations, rules, and regulations; all court orders, governmental directives, and governmental orders, all Environmental Laws (as defined below), all applicable laws, regulations and building codes governing nondiscrimination accommodations and commercial facilities, and all restrictive covenants affecting the Property, and "LAW" shall mean any of the foregoing; "AFFILIATE" shall mean any person or entity which, directly or indirectly, controls, is controlled by, or is under common control with the party in question; "TENANT PARTY" or collectively the "TENANT PARTIES" shall include Tenant, any assignees claiming by, through, or under Tenant, any subtenants claiming by, through, or under Tenant, and any of their respective agents, contractors, employees, and invitees; and "INDEMNIFIED PARTIES" shall include Landlord, its successors, assigns, agents, employees, contractors, Property Manager, partners, directors, officers and affiliates.


      24.2 Joint and Several Liability. If there is more than one Tenant, then the obligations hereunder imposed upon Tenant shall be joint and several, whether or not Tenant's obligations arise during the Original Term of this Lease, during any renewal or extension, or a holdover term or thereafter. If there is a Guarantor of Tenant's obligations hereunder, then the obligations hereunder imposed upon Tenant shall be the joint and several obligations of Tenant and such Guarantor, and Landlord need not first proceed against Tenant before proceeding against such Guarantor nor shall any such Guarantor be released from its Guaranty for any reason whatsoever.

      24.3 Landlord's Assignment; Authority of Tenant. Landlord may transfer and assign, in whole or in part, its rights and obligations in the Building, Land, or Premises that are the subject to this Lease, in which case Landlord shall have no further liability hereunder except for Tenant Improvements, pre-paid rents which are not transferred and existing claims and defaults.

Tenant shall furnish to Landlord, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this Lease. Tenant and each person signing this Lease on behalf of Tenant represents to Landlord as follows: Tenant and its general partners and managing members, if applicable, are each duly organized and legally existing under the laws of the state of its incorporation and are duly qualified to do business in the state where the Building is located. Tenant and its general partners and managing members, if applicable, each have all requisite power and all governmental certificates of authority, licenses, permits, qualifications and other documentation to lease the Premises and to carry on its business as now conducted and as contemplated to conducted. Each person signing on behalf of Tenant is authorized to do so.

      24.4 Force Majeure. Whenever a period of time is herein prescribed for action to be taken by Landlord or Tenant, the party taking the action shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, terrorism, governmental actions or inactions or laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of such acting party; provided, however, in no event shall the foregoing apply to the financial obligations of Tenant under this Lease, including, without limitation, Tenant's obligation to promptly pay Base Rent, Additional Rent, reimbursements or any other amount payable to Landlord as well as Tenant's obligation to maintain insurance hereunder.

      24.5 Certificate of Occupancy; Financial Statements; Estoppel Certificates. Prior to Tenant's occupancy of the Premises, Landlord shall obtain and deliver a copy to Tenant of a Certificate of Occupancy for the Premises from the appropriate governmental authority. Tenant shall, from time to time, within ten (10) business days after written request of Landlord, deliver to the Landlord or Landlord's designee, a certificate of occupancy for the Premises, audited financial statements or financial statements submitted to the Securities and Exchange Commission in accordance with applicable laws for the most recently concluded accounting period for itself and any Guarantor of its obligations hereunder, evidence reasonably satisfactory to Landlord that Tenant has performed its obligations under this Lease (including evidence of the payment of the Security Deposit), and an estoppel certificate stating that this Lease is in full effect, the date to which Rent has been paid, the unexpired Term and such other factual matters pertaining to this Lease as may be reasonably requested by Landlord. Tenant's obligation to furnish the above-described items in a timely fashion is a material inducement for Landlord's execution of this Lease. If Tenant fails to execute any such estoppel certificate within such ten (10) day period, Landlord may do so as attorney-in-fact for Tenant, and Tenant's failure to execute any such estoppel certificate shall immediately constitute an Event of Default under Section 19.5, and in addition to Landlord's other available remedies, Tenant shall pay Landlord a late fee of Five Hundred Dollars ($500.00) per day for each day such estoppel certificate is not returned past the ten (10) day period. Furthermore, Tenant shall be liable to Landlord for any and all damages caused by Tenant's delinquency which results from Tenant's failure to execute such estoppel certificate.

      24.6 Entire Agreement. This Lease constitutes the entire agreement of the Landlord and Tenant with respect to the subject matter of this Lease, and contains all of the covenants and agreements of Landlord and Tenant with respect thereto. Landlord and Tenant each acknowledge that no representations, inducements, promises or agreements, oral or written, have been made by Landlord or Tenant, or anyone acting on behalf of Landlord or Tenant, which are not contained herein, and any prior agreements, promises, negotiations, or representations not expressly set forth in this Lease are of no effect. This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

      24.7 Survival of Tenant's Indemnities and Obligations. Each indemnity agreement and hold harmless agreement contained herein shall survive the expiration or termination of the Lease. Additionally, all obligations of Tenant hereunder not fully performed by the end of the Term shall survive, including, without limitation, all payment obligations with respect to Taxes and insurance and all obligations concerning the condition and repair of the Premises.

      24.8 [Intentionally omitted]


      24.9 Severability. If any provision of this Lease is illegal, invalid or unenforceable, then the remainder of this Lease shall not be affected thereby.


      24.10 Effective Date. All references in this Lease to "EFFECTIVE DATE" or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this Lease.

      24.11 Brokerage Commissions. Landlord and Tenant each warrant to the other that they have not dealt with any broker or agent other than Argent Property Company and Sharon Morrison of The Staubach Company and that they know of no broker or agent who are or might be entitled to a commission in connection with this Lease. TENANT AND LANDLORD SHALL EACH INDEMNIFY THE OTHER AGAINST ALL COSTS, ATTORNEYS' FEES, AND OTHER LIABILITIES FOR COMMISSIONS OR OTHER COMPENSATION CLAIMED BY ANY BROKER OR AGENT CLAIMING THE SAME BY, THROUGH, OR UNDER TENANT OR LANDLORD, RESPECTIVELY. A true and correct copy of the Commission Agreement between Landlord and Sharon Morrison of The Staubach Company is attached hereto as Exhibit "G" and incorporated by reference herein for all purposes.

      24.12 Confidentiality. The terms and conditions of this Lease are confidential and Tenant shall not disclose the terms of this Lease to any third party except as may be required by Law or to enforce its rights hereunder.

      24.13 Interest. Tenant shall pay interest on all past-due Rent from the date due (after any notice and opportunity to cure, if applicable) until paid at the maximum lawful rate. In no event, however, shall the charges permitted under this Section 24.13 or elsewhere in this Lease, to the extent they are considered to be interest under applicable Law, exceed the maximum lawful rate of interest.

      24.14 Time. Time is of the essence in this Lease and in each and all of the provisions hereof. Whenever a period of days is specified in this Lease, such period shall refer to calendar days unless otherwise expressly stated in this Lease.

      24.15 Attorneys' Fees. In the event of the filing of any legal action or proceeding brought by either party against the other arising out of this Lease, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs incurred in such action (including, without limitation, all costs of appeal) and such amount shall be included in any judgment rendered in such proceeding.

      24.16 Choice of Law and Exclusive Venue. THIS LEASE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT AS SUCH LAWS ARE PREEMPTED BY APPLICABLE FEDERAL LAW, WITHOUT REGARD TO ANY CONFLICT OF LAWS RULE OR PRINCIPLE WHICH MIGHT REFER THE CONSTRUCTION OR ENFORCEMENT OF THIS LEASE TO THE LAWS OF ANOTHER JURISDICTION. JURISDICTION AND VENUE FOR ANY ACTION HEREUNDER SHALL BE EXCLUSIVELY IN DALLAS, DALLAS COUNTY, TEXAS EITHER IN TEXAS STATE DISTRICT COURT OR IN FEDERAL DISTRICT COURT, NORTHERN DISTRICT OF TEXAS, DALLAS DIVISION.

      24.17 Waiver of Right to Trial By Jury. TENANT AND LANDLORD EACH: (1) AGREE NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS LEASE OR THE RELATIONSHIP BETWEEN THE PARTIES AS TENANT AND LANDLORD THAT CAN BE TRIED BY A JURY; AND (2) WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

      24.18 Waiver of Right to File Tax Protest. LANDLORD SPECIFICALLY RESERVES THE RIGHT, BUT NOT THE OBLIGATION, TO CONTEST BY APPROPRIATE LEGAL PROCEEDINGS THE AMOUNT OF VALIDITY OF ANY TAXES WITH RESPECT TO THE BUILDING OR ANY PORTION THEREOF, TENANT HEREBY WAIVES ALL RIGHTS UNDER SECTIONS 41.413 AND 42.015 OF THE TEXAS TAX CODE OR ANY SIMILAR OR CORRESPONDING LAW: (1) TO PROTEST A DETERMINATION OF APPRAISED VALUE OR TO APPEAL AN ORDER DETERMINING A PROTEST; AND (2) TO RECEIVE NOTICES OF REAPPRAISALS.

25. NOTICES. Each provision of this instrument or of any applicable Laws and other requirements with reference to the sending, mailing or delivering of notice or the making of any payment hereunder shall be deemed to be complied with, when and if, the following steps are taken:

      25.1 Rent Payments to Landlord. All Rent shall be payable to Landlord at the address for Landlord set forth below or at such other continental US address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay Rent shall not be deemed satisfied until such Rent has been actually received by Landlord.

      25.2 Payments to Tenant. All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address set forth below, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

      25.3 Written Notices; Emergency Contact. Any written notice or document required or permitted to be delivered hereunder shall be deemed to be delivered upon the earlier to occur of (1) tender of delivery (in the case of a hand-delivered notice), (2) deposit in the United States Mail, postage prepaid, Certified Mail, or (3) receipt by facsimile transmission followed by a confirmatory letter, in each case, addressed to the parties hereto at the respective addresses set out in the Basic Lease Information, or at such other address as they have theretofore specified by written notice delivered in accordance herewith. If Landlord has attempted to deliver notice to Tenant at Tenant's address reflected on Landlord's books but such notice was returned or acceptance thereof was refused, then Landlord may post such notice in or on the Premises, which notice shall be deemed delivered to Tenant upon the posting thereof.


      In case of any emergency, Tenant's contact person shall be the person designated in the Basic Lease Information.

      25.4 Multiplicity. If and when included within the term "Tenant," as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of a notice specifying an individual at a specific address within the continental United States for the receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant," respectively, shall be bound by notices given in accordance with the provisions of Section 25 to the same effect as if each had received such notice.

26.   HAZARDOUS WASTE

      26.1  Definitions.  For  purposes  of  this  Lease,  "HAZARDOUS  OR  TOXIC
MATERIALS" shall mean all materials, substances, wastes and chemicals classified, defined, listed or regulated as, or containing, a "hazardous substance," "hazardous waste," "toxic substance," "pollutant," "contaminant," "oil," "hazardous material," solid waste," and/or "regulated substance" under any Environmental Law. As used herein, the term "ENVIRONMENTAL LAWS" shall mean any and all statutes, rules, regulations, ordinances, orders, permits, licenses, and other applicable legal requirements, relating directly or indirectly to human health or safety or the environment, or the presence, handling, treatment, storage, disposal, recycling, reporting, remediation, investigation, or monitoring of hazardous or toxic materials.

      26.2 Prohibited Uses. Tenant shall not incorporate into, use, release, conduct any activity that will produce, or otherwise place or dispose of at, in, under or near the Premises, the Building or the Land any Hazardous or Toxic Materials. Tenant shall not (1) occupy or use the Premises, nor permit any portion of the Premises to be occupied or used (i) except in compliance with all Laws, ordinances, governmental or municipal regulations, and orders, including without limitation Environmental Laws, or (ii) in a manner which may be dangerous to life, limb or property; (2) cause or permit anything to be done which would in any way increase the rate of fire, liability, or any other insurance coverage on the Premises, the Building, or its contents; (3) use the Premises or any portion as a landfill or dump; (4) install any underground tanks of any kind; (5) permit any Hazardous or Toxic Materials to be brought onto the Premises except as permitted by Section 26.3 below; or (6) allow any surface or subsurface conditions to exist or come into existence that constitute or may, with the passes of time constitute a public or private nuisance.

      26.3 Permissive Uses. Tenant may use and temporarily store cleaning and office supplies used in the ordinary course of Tenant's business and then only if (1) such materials are in reasonable quantities appropriate to warehouse and office use, properly labeled and contained, (2) notice of and a copy of the current material safety data sheet is first delivered to, and written consent is obtained from, Landlord for each such Hazardous or Toxic Material and (3) such materials are used, transported, stored, handled and disposed of off-site at properly authorized facilities in accordance with the highest accepted industry standards for safety, storage, use and disposal and in accordance with all applicable governmental laws, rules and regulations, including without limitations, all Environmental Laws, as defined below.

      26.4 Landlord's Rights. Landlord shall have the right to periodically inspect, take samples for testing and otherwise investigate the Premises for the presence of Hazardous or Toxic Materials.

      26.5 Remediation.


            26.5.1 Tenant's Obligations. If Tenant ever has knowledge of the presence in the Premises or the Building or the Land of Hazardous or Toxic Materials which affect the Premises, Tenant shall notify Landlord thereof in writing promptly after obtaining such knowledge. If at any time during or after the term, the Premises, Land or Building are found to have Hazardous or Toxic Materials in, on or under them, except for such conditions that were present prior to the Commencement Date of the Lease, then Tenant shall promptly, diligently, and expeditiously investigate, clean up, remove and dispose of the material causing the violation, in compliance with all applicable governmental standards, Laws, rules and regulations, including without limitation, applicable Environmental Laws and the then prevalent industry practice and standards, and Tenant shall repair any damage to the Premises or the Building or the Land as soon as practicable. Tenant shall notify Landlord in advance of its method, time and procedure for any investigation, remediation or monitoring of Hazardous or Toxic materials, and Landlord shall have the right to require reasonable changes in such method, time or procedure as Landlord considers appropriate to prevent interference with any use, occupancy, care, appearance or maintenance of the Land or the Building, or the Premises or the rights of other tenants or to require the same to be done after normal business hours, Under no circumstances shall any remediation by Tenant leave any Hazardous or Toxic Materials at, in, or under the Premises, the Land, or the Building without first obtaining the prior written consent of Landlord.

            26.5.2 Landlord's Rights. Notwithstanding the foregoing, Landlord shall have the right, but not the obligation, to perform the work described in
Section 26.5.1 and all costs and expenses associated therewith shall be due and payable by Tenant upon demand.

      26.6 Tenant's Representation. Tenant represents to Landlord that, except as has been disclosed to Landlord in writing, Tenant nor any of its owners, partners, managers, members, shareholders, or venturers have never been cited for or convicted of any violations under applicable Laws, rules or regulations, including without limitation, Environmental Laws.

      26.7 TENANT'S INDEMNITY. TENANT AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS THE INDEMNIFIED PARTIES FROM AND AGAINST ALL OBLIGATIONS (INCLUDING REMOVAL AND REMEDIAL ACTIONS), LOSSES, CLAIMS, SUITS, JUDGMENTS, LIABILITIES (INCLUDING WITHOUT LIMITATION STRICT LIABILITIES), PENALTIES, DAMAGES COSTS AND EXPENSES (INCLUDING ATTORNEYS' AND CONSULTANTS' FEES AND EXPENSES) OF ANY KIND OR NATURE WHATSOVER THAT MAY AT ANY TIME BE INCURRED BY, IMPOSED ON OR ASSERTED AGAINST THE INDEMNIFIED PARTIES DIRECTLY OR INDIRECTLY BASED ON, OR ARISING OUT OF OR RESULTING FROM (1) THE ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS OR TOXIC MATERIALS ON, AT, IN, UNDER FROM OR NEAR THE PREMISES, THE BUILDING, OR THE LAND WHICH IS CAUSED OR PERMITTED BY A TENANT PARTY OR AT THE DIRECTION OR PERMISSION OF A TENANT PARTY AND/OR (2) OPERATION OR USE OF THE PREMISES AND/OR
(3) NON-COMPLIANCE WITH ENVIRONMENTAL LAWS, OR THE CONDUCT OF OBLIGATIONS HEREUNDER, BY A TENANT PARTY, OR AT THE DIRECTION OR PERMISSION OF A TENANT PARTY, (4) THE DIMUNITION OF PROPERTY VALUE AND THE RESULTING EFFECTS UPON LANDLORD'S TITLE TO THE PREMISES, THE BUILDING AND THE LAND CAUSED BY, OR ALLEGED TO BE CAUSED BY THE ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS OR TOXIC MATERIALS ON, AT, IN, UNDER, FROM OR NEAR THE PREMISES, THE BUILDING, OR THE LAND WHICH IS CAUSED OR PERMITTED BY A TENANT PARTY OR AT THE DIRECTION OR PERMISSION OF A TENANT PARTY.

      26.8 Survival. The provisions of this Section 26 shall survive the Expiration Date or earlier termination of this Lease.

      26.9 Pre-Existing Contamination. Tenant shall not be liable for any claims, demands, actions, liabilities, costs, expenses, damages and/or obligations of any nature arising from contamination pre-existing in the Premises prior to the earlier of either (a) Tenant's occupancy of the Premises, or (b) the Commencement Date. Prior to commencing construction of any buildings, Landlord's affiliate completed voluntary clean up of portions of the Project property pursuant to the Texas Voluntary Cleanup Program. The Texas Natural Resources Conservation Commission (predecessor to the Texas Commission on Environmental Quality) issued two final Certificates of Completion in June 1997 reflecting agency closure of the Project property based on amendment of the project declaration of covenants to include certain building design criteria for foundation liners and Development Control Committee activity to monitor soil conditions for defined periods. The Certificates of Completion are recorded in the Real Property Records of Denton County and Dallas County, Texas.

27. LANDLORD'S LIEN. In addition to the statutory landlord's lien, Tenant grants to Landlord, to secure performance of Tenant's obligations hereunder, a security interest in all goods, inventory, equipment, trade fixtures, furniture, improvements, fixtures, chattel paper, accounts, and general intangibles, and other personal property of Tenant now or hereafter situated on or relating to Tenant's use of the Premises, and all proceeds therefrom (the "COLLATERAL"), and the Collateral shall not be removed from the Premises without the consent of Landlord until all obligations of Tenant have been fully performed. Upon the occurrence of an Event of Default, Landlord may, in addition to all other remedies, without notice or demand except as provided below, exercise the rights afforded a secured party under the Uniform Commercial Code of the State in which the Building is located (the "UCC"). In connection with any public or private sale under the UCC, Landlord shall give Tenant five (5) days prior written notice of the time and place of any public sale of the Collateral or of the time after which any private sale or other intended disposition thereof is to be made, which is agreed to be a reasonable notice of such sale or other disposition. Tenant grants to Landlord a power of attorney to execute and file any financing statement or other instrument necessary to perfect Landlord's security interest under this Section 27, which power is coupled with an interest and is irrevocable during the Term. Landlord may also file a copy of this Lease or as a financing statement to perfect its security interest in the Collateral.

      Landlord does hereby acknowledge and agree that Landlord does not and shall not have any right, claim or interest in the inventory of Tenant which is secured by UCC-1 filings and/or purchase money security agreements, or other encumbrances in favor of creditors of Tenant. Landlord further acknowledges and agrees that Landlord may not make claim for any proceeds under any casualty or their insurance policy maintained by Tenant with regard to such secured inventory. Nothing contained herein shall be construed to preclude Landlord from asserting a claim for a Landlord's Lien to the personal property of Tenant, or the proceeds of any casualty insurance on the personal property of Tenant, or the proceeds of any casualty insurance on the personal property of Tenant which is not in the nature of inventory secured by UCC-1 filings, purchase money security agreements or otherwise subject to the claims of a creditor(s) of Tenant.

28. TENANT'S ACKNOWLEDGEMENTS. SUBJECT TO SECTION 1.4 AND THE REPRESENTATIONS AND WARRANTIES OF LANDLORD THEREIN AND THE REPRESENTATION AND WARRANTIES IN
SECTION 5.3, AND THE WORK LETTER (SECTION 2), TENANT ACKNOWLEDGES THAT (1) IT HAS INSPECTED AND ACCEPTS THE PREMISES IN AN "AS-IS, WHERE IS" WITH ALL FAULTS CONDITION, (2) THE BUILDINGS AND IMPROVEMENTS COMPRISING THE SAME ARE SUITABLE FOR THE PURPOSE FOR WHICH THE PREMISES ARE LEASED AND LANDLORD HAS MADE NO WARRANTY, REPRESENTATION, COVENANT, OR AGREEMENT WITH RESPECT TO THE MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF THE PREMISES, (3) THE PREMISES ARE IN GOOD AND SATISFACTORY CONDITION, (4) NO REPRESENTATIONS AS TO THE REPAIR OF THE PREMISES, NOR PROMISES (EXPRESS OR IMPLIED) TO ALTER, REMODEL OR IMPROVE THE BUILDING OR PREMISES OR ANY OTHER PART OF THE LAND HAVE BEEN MADE BY LANDLORD (UNLESS AND EXCEPT AS MAY BE SET FORTH IN EXHIBIT B ATTACHED TO THIS LEASE, IF ONE SHALL BE ATTACHED, OR AS IS OTHERWISE EXPRESSLY SET FORTH IN THIS LEASE), (5) THERE ARE NO REPRESENTATIONS OR WARRANTIES, EXPRESSED, IMPLIED OR STATUTORY, THAT EXTEND BEYOND THE DESCRIPTION OF THE PREMISES, AND (6) NO RIGHTS, EASEMENTS OR LICENSES ARE ACQUIRED BY TENANT BY IMPLICATION OR OTHERWISE, EXCEPT AS EXPRESSLY SET FORTH IN THIS LEASE.

Executed by Tenant on __________________________________, 2004.

TENANT:

GVI Security, Inc.

Name:
                                       -----------------------------------------
Printed Name:
                                       -----------------------------------------
Title:
                                       -----------------------------------------
Address:                               2801 Trade Center Drive
                                       Carrollton, Texas 75006

Phone Number:
Fax Number:

Executed by Landlord on                                       , 2004.

LANDLORD:

CSHV Texas Industrial, L.P., a Delaware
limited partnership

By:      CSHV, LLC, a Delaware limited liability
         company, its general partner

         By:      CALIFORNIA STATE TEACHERS'
                  RETIREMENT SYSTEM, its sole member

                  By:      PRINCIPAL REAL ESTATE
                           INVESTORS, LLC, a Delaware
                           limited liability company, its
                           investment advisor


                           By ______________________

                                       -----------------------------------------
Address:                               c/o The Holt Companies, Inc.
                                       16250 Dallas Parkway, Suite 205
                                       Dallas, Texas 75248
Phone Number:                          972-241-8300
Fax Number:                            972-241-7955

                                    RIDER ONE

                              ADDITIONAL PROVISIONS

29. THIS RIDER CONTROLS. The provisions set forth in this Rider control to the extent they conflict with any provision or provisions set forth in the body of this Lease Agreement.

30. RENEWAL OPTION. A. Provided that all the following have not occurred: Tenant is not in default of any of the terms, covenants and conditions hereof, Tenant has not been in material default of any term or condition of the Lease beyond any applicable notice or cure period, which has not been cured or waived, Tenant's right to possession of the Premises has not been terminated, and Tenant has not assigned any of its interest in this Lease or sublet any portion of the Premises, except as provided by Paragraph 15 herein, then Tenant shall have the right and option to extend the Original Term of this Lease for one (1) further sixty (60) month (the "Renewal Option") renewal term (each renewal term, if more than one, hereinafter the "Renewal Term"). Such extension of the Original Term shall be on the same terms, covenants and conditions as provided for in the Original Term except for this Paragraph and except that the Base Rent during the Renewal Term shall be at fair market base rent then in effect on equivalent properties, of equivalent size, in equivalent areas, with the length of the Renewal Term and the credit standing of Tenant to be taken into account, (the "Fair Market Base Rent"),. Tenant shall deliver written notice to Landlord of Tenant's intent to exercise the renewal option granted herein (the "Renewal Request Notice") not less than six (6) months prior to the expiration of the Original Term of this Lease or expiration of the first Renewal Term. If Landlord and Tenant mutually agree in writing upon the base rent for the first Renewal Term or the Fair Market Base Rent for the second Renewal Term within thirty (30) days after written exercise by Tenant of this renewal option, Landlord shall lease the Premises to Tenant during each respective Renewal Term in their then-current, "AS IS, WHERE IS" with all faults condition,. Tenant shall have no further renewal options unless expressly granted by Landlord in writing.

B. In the event Tenant fails to deliver the Renewal Request Notice within the time period set forth above, time being of the essence with respect to Tenant's exercise thereof, Tenant's right to extend the term hereof shall automatically terminate, be null and void, and be of no further force and effect. In the event Landlord and Tenant fail to mutually agree in writing upon the base rent for the first Renewal Term or the Fair Market Base Rent within thirty (30) days after written exercise by Tenant of this renewal option, Tenant's right hereunder to extend the term shall automatically terminate, be null and void, and be of no further force and effect.

31. MOVING ALLOWANCE. Landlord shall provide Tenant a moving allowance in the amount of $22,000.00 to help cover moving expenses and/or telephone/computer cabling costs, evidenced by appropriate documentation, resulting from its relocation to 2801 Trade Center Drive which amount shall be paid to Tenant within fifteen (15) days after Tenant furnishes invoicing and other documentation of Tenant's reimburseable expenses to Landlord.

32. TERMINATION OPTION. Landlord hereby grants to Tenant an option ("Termination Option") to terminate this Lease on end of the 48th month of the term, to be adjusted based on the actual Commencement Date of the Original Term, ("Termination Effective Date") subject to the following provisions.

      (a) Termination Notice. The Termination Option shall be exercisable by Tenant by written notice ("Termination Notice") to Landlord of Tenant's election to exercise the Termination Option, such notice to be received by Landlord no later than twelve (12) months prior to the Termination Effective Date. If Tenant fails to deliver to Landlord the Termination Notice on or before said date, the Termination Option shall lapse and Tenant shall have no further right to terminate this Lease.

      (b) Termination Fee. In consideration of Landlord's agreement to allow the termination of this Lease, Tenant shall pay to Landlord the sum of $246,350.00. Such Termination Fee shall be paid by Tenant to Landlord contemporaneously with the Termination Notice. The Termination Fee shall not be deemed to be a penalty. If the Termination Fee is not timely paid by Tenant to Landlord, the Termination Option shall lapse and Tenant shall have no right to terminate this Lease as provided herein.

      (c) Survival of Obligations. In the event Tenant has satisfied the provisions of Subsection (a) and (b) above, then, as of the Termination Effective Date, all obligations of the parties shall cease and terminate in the same manner as upon expiration of the Term; provided, however, that Tenant shall remain liable hereunder for all obligations and liabilities which accrue under the Lease through the Termination Effective Date, including, without limitation, Tenant's obligation to pay Monthly Base Rent and Tenant's Share of Operating Expenses and Taxes. Any such amounts not due and payable prior to the Termination Effective Date, but which relate to the period prior to the Termination Effective Date, shall be paid by Tenant to Landlord within ten (10) days of Tenant's receipt of an invoice therefor from Landlord.

      (d) No Default. Tenant may exercise the Termination Option, and any attempted exercise thereof shall be effective, only if at the time of Tenant's exercise of the Termination Option and on the Termination Effective Date (i) this Lease is in full force and effect, (ii) Tenant is not in default of any term or condition of this Lease and (iii) no event has occurred which, with the giving of any applicable notice or passage of time, would constitute such a default.

      (e) Not Transferable. Tenant hereby acknowledges and agrees that the Termination Option contained in this Section shall be deemed to be personal to Tenant and if Tenant subleases, assigns or otherwise transfers any interest hereunder prior to the exercise of said Termination Option, such option shall be deemed to be null, void and of no further force or effect.

                                    EXHIBIT A

                               [Legal Description]

                                   EXHIBIT A-1

                                   [Site Plan]

                                    EXHIBIT B

                                   WORK LETTER

Pursuant to Section 1.3 of the Lease, Landlord and Tenant mutually agree as follows:

The terms used herein shall have the meanings ascribed to them in the Lease, unless otherwise specifically stated herein.

1.    PLANS.

      (a) Preliminary Plans. Attached as EXHIBIT B-1 and EXHIBIT B-2 are the preliminary plan dated February 11, 2004, and certain scope definitions for the construction of the interior improvements in the Premises (the "Tenant
Improvements") which are hereby approved by Landlord and Tenant (the "Preliminary Plan").

      (b) Drawings. Landlord shall cause to be prepared all plans and specifications for the Tenant Improvements depicted on the Preliminary Plan, including, without limitation, working drawings, construction drawings, electrical, plumbing and mechanical drawings necessary to construct the Tenant Improvements (the "Drawings"). The initial Drawings shall be delivered to Tenant for review for conformance with the Preliminary Plan as soon as is reasonably practicable after the execution of this Lease. Tenant shall return its corrections, if any, to the submitted Drawings within five (5) days after Landlord's submission thereof.

      (c) Changes. Tenant may from time to time make changes to the Drawings by delivering written notice to Landlord, specifying in detail the requested change. If Tenant requests any changes to any submitted Drawings that relate to matters other than changes necessary to conform the Drawings to the Preliminary Plan, then all delays in designing, reviewing of Drawings, and constructing the Tenant Improvements caused by such changes shall not delay the Commencement Date.

2. CONSTRUCTION OF IMPROVEMENTS. Landlord shall cause the construction of the Tenant Improvements in substantial accordance with the Drawings in a good and workmanlike manner using materials specified in the Drawings and in compliance with all applicable codes, ordinances, rules and regulations applicable to the Tenant Improvements (collectively, the "Laws") and shall pay for all permits, licenses, and all other governmental approvals requisite for the construction thereof. Landlord assumes no liability for special, consequential, or incidental damages of any kind whatsoever in connection with the design or construction of the Tenant Improvements, and makes no representations, warranties, or guaranties regarding the same, expressed or implied, including, without limitation, warranties of merchantability, fitness for a particular purpose, or of habitability, except for the express warranties set forth in this Section 2. The warranties of Landlord with respect to construction of the Improvements shall survive for a period of one (1) year after Substantial Completion (the "Warranty Period") and if Tenant shall fail to notify Landlord in writing of any claim to be asserted on such warranties prior to the expiration of the Warranty Period, such claim shall not survive the expiration of the Warranty Period. Landlord shall assign to Tenant, without recourse or warranty and on a nonexclusive basis, all warranties obtained by Landlord in connection with the Tenant Improvements. Each such warranty shall survive Substantial Completion of the warranted improvement for a minimum period of one (1) year after Substantial Completion.

3. SUBSTANTIAL COMPLETION. The architect (the "Project Architect") engaged by Landlord to design and inspect the construction of the Tenant Improvements shall confer with a representative of the Tenant concerning (i) the substantial completion of the Tenant Improvements prior to submitting the Project Architect's Certificate of Substantial Completion and (ii) preparation of the punch list (as herein described) in conjunction with the Project Architect's submission of the punch list to the Landlord. Substantial Completion (herein so-called) shall occur when each of the following conditions is satisfied: the Tenant Improvements are substantially completed in accordance with the approved Drawings as certified by the Project Architect utilizing AIA document G704, Certificate of Substantial Completion; Landlord has requested of the building inspection division for the city in which the Premises are located a final certificate of occupancy for the Premises; and Landlord has tendered to Tenant physical possession thereof. Substantial Completion shall have occurred even though minor details of construction, decoration, landscaping, and mechanical adjustments remain to be completed by Landlord. Landlord shall use all reasonable efforts to complete the punch list of incomplete, minor, detail items prepared by the Project Architect in conjunction with the Certificate of Substantial Completion within thirty (30) days after the date of Substantial Completion, except as to such items that, by their nature, will take a longer period to complete as set forth in the punch list.


4. COMMENCEMENT DATE. The Commencement Date (herein so-called) of the Lease shall be the date of Substantial Completion of the Tenant Improvements. The Target Completion Date (herein so-called) for Substantial Completion of the Tenant Improvements is May 3, 2004. If Substantial Completion is delayed because of (a) any acts or omissions of a Tenant and parties under Tenant's supervision or control, (b) changes requested by Tenant to any submitted Drawings that relate to matters other than changes necessary to conform such drawings to the Outline Specification or to comply with Law, or (c) changes requested by Tenant in the approved Drawings other than changes necessary to conform such drawings with Law, then the Commencement Date shall not be extended, but rather shall occur on the date on which it would have occurred but for such act, omission, or event. Each day of delay in Substantial Completion caused by the acts, omissions, or events described in clauses (a), (b) or (c) of the preceding sentence or by a Tenant Party is herein called a "Tenant Delay Day". If the actual date of Substantial Completion is delayed beyond the Target Completion Date, then Landlord shall have no liability therefor and the Commencement Date shall be extended by the period of any such delay. This Lease shall remain in full effect notwithstanding any delay in Substantial Completion.

5. TENANT IMPROVEMENTS CONSTRUCTION. Landlord agrees to construct the Tenant Improvements as described in the Preliminary Plan, including Landlord's building standard interior finishes for the Project, at Landlord's cost and expense. Any other work required to design and construct the Tenant Improvements with Tenant requested changes to the Preliminary Plan shall be deemed the "Additional Work". In the event of Additional Work, then Tenant may elect: (i) to have Landlord fund up to an additional $2.00 per square foot, or $117,728.00, and have such portion of the Additional Work, plus any associated brokerage commissions, amortized over the final sixty (60) months of the Original Term and added to Tenant's rental obligation as set forth below, with Tenant paying Landlord for any Additional Work exceeding $2.00 per square foot within ten (10) days of notice of the amount of such Additional Work; or (ii) to pay all or any portion of such Additional Work to Landlord within ten (10) days of notice of the amount of such Additional Work.

If Tenant elects to have any portion of the Additional Work amortized by Landlord, this Additional Work, plus any associated brokerage commissions, shall be amortized over the final sixty (60) months of the Original Term as follows:
The outstanding balance of the Additional Work, plus any associated brokerage commissions, shall bear interest at the rate of 11.00% simple interest per annum from the Commencement Date, and a sum equal to the amount of principal and interest necessary to fully amortize the Additional Work, plus any associated brokerage commissions, in level payments over the final sixty (60) months of the Original Term (treated for all purposes under the Lease as an increase in Base Rent due during such sixty (60) month period), and the amortized Additional Work, plus any associated brokerage commissions, shall constitute additional Base Rent due under the Lease. Tenant agrees, if requested by Landlord, to execute an amendment to the Lease setting forth the amount of such amortized Additional Work and associated brokerage commissions. Failure to pay the amortized Additional Work and associated brokerage commissions when due shall constitute a Default under the Lease to the same extent as failure to pay Base Rent.

6. CONDITION OF PREMISES AT DELIVERY. Prior to delivery of the Premises to Tenant and occupancy thereof by Tenant, Landlord will cause to be removed from the Premises all rubbish, tools, scaffolding, and surplus materials and will cause the Premises, interior and exterior, to be cleaned in accordance with commercially reasonable standards to be set forth in the construction contract for the Tenant Improvements and ready for occupancy. All floors, floor coverings, roof areas, and glass will be cleaned, both interior and exterior. The HVAC System and all utility services will be installed and connected and in good working order, subject to Tenant's obligations and responsibilities set forth in Section 6.04 of the Lease.

7. TENANT'S ENTRY PRIOR TO COMPLETION DATE. Landlord may permit Tenant or its agents or laborers to enter the Premises at Tenant's sole risk prior to the Commencement Date in order to perform through Tenant's own contractors such work as Tenant may desire, at the same time that Landlord's contractors are working in the Premises. The foregoing license to enter prior to the Commencement Date, however, is conditioned upon Tenant's labor not interfering with Landlord's contractors or with any other tenant or its labor. If at any time such entry shall cause disharmony, interference or union disputes of any nature whatsoever, or if Landlord shall, in Landlord's sole judgment, determine that such entry, such work or the continuance thereof shall interfere with, hamper or prevent Landlord from proceeding with the completion of the Building or the Tenant Improvements at the earliest possible date, this license may be withdrawn by Landlord immediately upon written notice to Tenant. Such entry shall be deemed to be under and subject to all of the terms, covenants and conditions of the Lease, and Tenant shall comply with all of the provisions of the Lease which are the obligations or covenants of Tenant, except that the obligation to pay Rent shall not commence until the Commencement Date. In the event that Tenant's agents or laborers incur any charges from Landlord, including, but not limited to, charges for use of construction or hoisting equipment on the Building site, such charges shall be deemed an obligation of Tenant and shall be collectible as Rent pursuant to the Lease, and upon default in payment thereof, Landlord shall have the same remedies as for a default in payment of Rent pursuant to the Lease.

8. LANDLORD'S ENTRY AFTER SUBSTANTIAL COMPLETION. At any time after the Commencement Date, Landlord may enter the Premises to complete punch list items, and such entry by Landlord, its agents, servants, employees or contractors for such purpose shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of Rent, or relieve Tenant from any obligation under this Lease, or impose any liability upon Landlord or its agents. Tenant hereby accepts any and all reasonable disturbances associated with such entry and agrees to fully cooperate with Landlord (and such cooperation shall include, without limitation, moving furniture as necessary).


9. DELAYS. Landlord and Tenant mutually acknowledge that Landlord's construction process in order to complete the Premises requires a coordination of activities and a compliance by Tenant without delay of all obligations imposed upon Tenant pursuant to this EXHIBIT B and that time is of the essence in the performance of Tenant's obligations hereunder and Tenant's compliance with the terms and provisions or this EXHIBIT B.

10. PROVISIONS SUBJECT TO LEASE. The provisions of this EXHIBIT B are specifically subject to the provisions of the Lease.

11. TERMS. To the extent not inconsistent with this Exhibit B, the terms, covenants, provisions and items of the Lease shall govern the construction of the Tenant Improvements and the Landlord's and Tenant's respective rights and obligations regarding the improvements installed pursuant thereto.

                                   EXHIBIT B-1

                                PRELIMINARY PLAN

                                   EXHIBIT B-2

                  ADDITIONS, CHANGES, & OTHER SCOPE DEFINITIONS

1. Two southern-most dock high openings to receive dock doors in lieu of existing glass storefront. No dock equipment included on any loading doors.

2. Carpet allowance of $24.00 per yard material cost included. Carpet to be unpatterned.

3. Based on electrical requirements outlined, Landlord has assumed a 600 amp service.

4. The warehouse and office areas open to the deck have standard 400 watt metal halide industrial fixtures.

5.    Landlord's pricing includes the following allowances:

      a.    Breakroom bar counter $3,500.00

      b.    Reception desk $5,500.00

      c.    MR-16 lighting $3,500.00

      d.    Ceiling clouds $11,000.00

      e.    Display counters $550.00 each

6. Flooring in warehouse, storage rooms, janitor room and warehouse restrooms to be Lipidolith floor sealer.

7.    No tenant-furnished equipment hook-up is included.

8. In a follow-up memo prepared by architect, Landlord will provide the architectural scope definition to be included as part of Landlord's turnkey process.

                                    EXHIBIT C

                           WAIVER OF RIGHTS UNDER THE

               DECEPTIVE TRADE PRACTICES - CONSUMER PROTECTION ACT

      TENANT WAIVES ITS RIGHTS UNDER THE DECEPTIVE TRADE PRACTICES - CONSUMER PROTECTION ACT, SECTION 17.41, ET. SEQ., BUSINESS CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS, AFTER CONSULTATION WITH AN ATTORNEY OF TENANT'S OWN SELECTION, TENANT VOLUNTARILY CONSENTS TO THIS WAIVER.


LANDLORD:

CSHV Texas Industrial, L.P.

Name:
                                       -----------------------------------------
Printed Name:
                                       -----------------------------------------
Title:
                                       -----------------------------------------
Address:                               c/o The Holt Companies, Inc.
                                       16250 Dallas Parkway, Suite 205
                                       Dallas, Texas 75248


TENANT:

GVI Security, Inc.

Name:
                                       -----------------------------------------
Printed Name:
                                       -----------------------------------------
Title:
                                       -----------------------------------------
Address:                               GVI Security, Inc.
                                       2801 Trade Center
                                       Carrollton, Texas 75006


TENANT'S LEGAL COUNSEL:



Name:
                                       -----------------------------------------
Printed Name:
                                       -----------------------------------------
Title:
                                       -----------------------------------------
Address:

                                    EXHIBIT D

                         Building Rules and Regulations

      The following rules and regulations shall apply to the Premises, the Building, the Land and the appurtenances thereto:

1. Sidewalks, doorways, vestibules, halls, stairways, and other similar areas shall not be obstructed by tenants or used by any tenant for purposes other than ingress and egress to and from their respective leased premises and for going from one to another part of the Building.

2. Plumbing, fixtures and appliances shall be used only for the purposes for which designed, and no sweeping, rubbish, rags or other unsuitable material shall be thrown or deposited therein. Damage resulting to any such fixtures or appliances from misuse by a tenant or its agents, employees or invitees, shall be paid by such tenant, and Landlord will not in any case be responsible therefor.

3. No signs, advertisements or notices shall be painted or affixed on or to any windows or doors or other part of the Building without the prior written consent of Landlord. No curtains or other window treatments shall be placed between the glass and the Building standard window treatments.

4. Landlord shall provide all door locks in each tenant's leased premises, at the cost of such tenant, and no tenant shall place any additional door locks in the Premises without Landlord's prior written consent. Landlord shall furnish to each tenant a reasonable number of keys to such tenant's Premises, at such tenant's cost, and no tenant shall make a duplicate thereof. [This provision is subject to Section of the Lease.]

5. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by tenants of any bulky material, merchandise or materials which require use of stairways, or movement through the Building entrances or lobby (but excluding material and merchandised moved through dock doors) shall be conducted under Landlord's supervision at such times and in such a manner as Landlord may reasonably require. Each tenant assumes all risks of and shall be liable for all damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for such tenant from the time of entering the property to completion of work and Landlord will not be liable for acts of any person engaged in, or any damage or loss to any of said property or persons resulting from, any act in connection with such service performed for a tenant.


6. Landlord may prescribe weight limitations and determine the locations for safes and other heavy equipment or items, which shall in all cases be placed in the Building so as to distribute weight in a manner acceptable to Landlord which may include the use of such supporting devices as Landlord may require. All damages to the Building caused by the installation or removal of any property of a tenant, or done by a tenant's property while in the Building, shall be repaired at the expense of such tenant.

7. Nothing shall be swept or thrown into the corridors, halls, or stairways. No birds, pets or animals shall be brought into or kept in, on or about any tenant's Premises. No portion of any tenant's Premises or the Building shall at any time be used or occupied as sleeping or lodging quarters.

8. Tenant shall cooperate with Landlord's employees in keeping its leased Premises neat and clean.

9. Tenant shall not make or permit any improper, objectionable or unpleasant noises or orders in the Building or otherwise interfere in any way with other tenants or persons having business with them. Smoking of cigarettes, cigars, and all tobacco products is prohibited on the Land and in the Building or Premises.

10. No machinery of any kind (other than normal office and warehouse equipment, including security equipment) shall be operated by any tenant in the Premises without Landlord's prior written consent, nor shall any tenant use or keep in the Building any flammable or explosive fluid or substance.

11. Landlord will not be responsible for lost or stolen personal property, money or jewelry from tenant's Premises or public or common areas or Parking Areas.

12. All tenants will refer all contractors, contractors' representatives and installation technicians (when such technicians are on site for purposes of building matters other than as relates to Tenant's products and business) to Landlord for Landlord's supervision, approval and control before the performance of any contractual services. This provision will apply to all work performed in the Building including but not limited to installations of telephones, telegraph equipment, electrical devices and attachments, doors, entrance ways, and any and all installations of every nature affecting floors, walls, woodwork, trim, window, ceilings, equipment and any other physical portion of the Building but excluding Tenant's products and business. [This provision is subject to the provisions of Section 13.2 of the Lease.]


13. Should a tenant require telegraphic, telephonic, enunciator or other communication service, Landlord will direct the electrician where and how wires are to be introduced and placed and none will be introduced or placed except as Landlord will direct. Electric current will not be used for building heating (excluding personal fans) without Landlord's prior written permission.

14. No vehicles(s) will be left in the Parking Areas for more than a ten (10) day period without the Landlord's prior written consent. No outside storage is permitted. Because nature of Tenant's operations, some employees may leave vehicles parked overnight while traveling on business. Such actions shall be at the employees' sole risk.

15. Tenant shall give prompt notice to Landlord in case of any known emergency at the Premises, Building, or Land.

16. Tenant shall keep door to unattended areas locked and shall otherwise exercise reasonable precautions to protect its property from theft, loss or damage. Landlord shall not be responsible for the theft, loss or damage of any property or for any error with regard to the exclusion from or admission to the Premises or the Building of any person. In case of invasion, mob, riot or public excitement, Landlord reserves the right to prevent access to the Premises or the Building during the continuance of same by closing the doors or taking other measures for the safety of the tenants and protection of the Premises or the Building and property or persons therewith.

17. All keys shall be returned to Landlord upon the termination of this Lease and Tenant shall give to Landlord the explanations of the combinations of all safes, vaults and combination locks remaining with the Premises. Landlord may at all times keep a pass key to the Premises, subject to the reservations and restrictions set forth in the Lease. All entrance doors to the Premises shall be left closed at all times and left locked when the Premises are not in use.

18. Tenant shall not place, install or operate on the Premises or in any part of the Building, (A) other than those Permissive Uses set forth in the Lease or pertaining to Tenant's warehouse operations and business, any machinery or engine, or the mechanical operation thereof, or (B) stove, or cook thereon or therein, or place. Other than normal office and warehouse supplies incidental to office and warehouse operations in reasonable quantities, Tenant shall not use in or about the Premises any explosives, gasoline, kerosene, oil, acids, caustics, or any inflammable, explosive, or hazardous materials without written consent of Landlord.

19. Subject to the provisions of the Lease, Landlord reserves the right to rescind any of these Rules and Regulations and to make such other further Rules and Regulations as in its judgment will from time to time be needful for the safety, protection, care and cleanliness of the Premises, Building, and the Land the operation thereof, the preservation of good order therein and the protection and comfort of the tenants and their agents, employees, licensees and invitees, which Rules and Regulations, when made and written notice thereof if given to a tenant, will be binding upon it in like manner as if originally set forth herein.

                                    EXHIBIT E

                               Sign and Lettering


LOCATION:                       2801 Trade Center Drive
                                Carrollton, Texas 75006

TENANT LETTERING:               The  lettering is limited to the  business  name
                                only. The name must be in one line.

FABRICATION OF LETTERS:         3"  deep  reversed   aluminum  channel  letters.
                                Aluminum  face and aluminum  edges.  Letters are
                                fabricated out of .063  aluminum.  They are then
                                cleaned,   etched,  and  chromate   conversation
                                coated. They are primed and finished coated with two coats of enamel paint. No lighted letters.

SIZE OF LETTERS:                Maximum letter height is 30" tall.
                                Minimum letter height is 15" tall.

LETTER STYLE/LOGOS:             Logos and  different  letter styles are allowed.
                                The fabrication is the same.

COLORS:                         The color of the letters is optional.

INSTALLATION:                   Above the Tenant's  entrance door on the wall of
                                the Building.

BUILDING SUITE NUMBERS:         6", Helvetica Medium, White vinyl

WINDOW LETTERING/

GLASS ENTRANCE DOOR:            No window  lettering  is allowed.  Lettering  is
                                allowed on the doors.  Company  name  only/logo.
                                White gsp scotchal premium film only. 1.5" tall letters.

SHIPPING/RECEIVING
BAY DOORS:                      20"x60"  aluminum pan panel. 2" deep,  Quart can
                                size radius corners. Deep bronze background with1/4" thick white plex letters, pad mounted.
                                One panel mounted over each bay door


NOTE: All signage to be approved by Landlord. The Tenant will be held liable and shall bear all cost of removal and/or correction of signs, sign installation, and damage to the Building due to installation of signs that do not conform to the above specifications.

                                    EXHIBIT F

                   HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE

Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord (identified below) to evaluate and finalize a lease agreement with you as Tenant. After a lease agreement is signed by you and the Landlord (the "Lease Agreement"), within 30 days following written request from Landlord, however no more than twice per calendar year (unless the most recent information has materially changed and Tenant determines that new information needs to be provided to Landlord more frequently) in accordance with the provisions of
Section 26 of the signed Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. The information contained in the initial Hazardous Materials Disclosure Certificate and each subsequent certificate provided by you thereafter will be maintained in confidentiality by Landlord subject to release and disclosure as required by (i) any lenders and owners and their respective environmental consultants, (ii) any prospective purchaser(s) of all or any portion of the property on which the Premises are located, (iii) Landlord to defend itself or its lenders, partners or representatives against any claim or demand, and (iv) any laws, rules, regulations, orders, decrees, or ordinances, including, without limitation, court orders or subpoenas. Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the signed Lease Agreement. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

    Landlord Name:                      CSHV Texas Industrial, L.P.
                                        c/o The Holt Companies, Inc.
                                        16250 Dallas Parkway
                                        Dallas, Texas 75248

    Attn:                               Liz Sheff
    Phone:                              972.280.8300

    Name of (Prospective) Tenant:       GVI Security, Inc.
    Mailing Address:                    2801 Trade Center Drive
                                        Carrollton, Texas 75006

Contact Person, Title and
Telephone Number(s):                    Thomas Wade, President and
                                        CEO 888-595-2288

Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s)

Same
--------------------------------------------------------------------------------

Address of (Prospective) Premises:    2801 Trade Center, Carrollton, Texas 75006

Length of (Prospective) initial Term: Sixty-six (66) months
                                      ------------------------------------------

1.    GENERAL INFORMATION:

      Describe the initial proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled, services and activities to be provided or otherwise conducted. Existing Tenants should describe any proposed changes to ongoing operations. (Attach additional sheets if necessary).

      Security equipment and products, including computers, monitors, CCTY and related equipment, components and supplies
      --------------------------------------------------------------------------


2.    USE, STORAGE AND DISPOSAL OF HAZARDOUS OR TOXIC MATERIALS

      2.1 Will any Hazardous or Toxic Materials be used _____, generated _____, stored _____ or disposed of _____ in, on or about the Premises? (Note: Generally all storage will be required to be fully contained). Existing Tenants should describe any Hazardous or Toxic Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

                  Wastes                    Yes |_|                    No |X|


                  Chemical Products         Yes |_|                    No |X|


                  Other                     Yes |_|                    No |X|


            If yes is marked attach all MSDS's and please explain: (MSDS's Attached )

      2.2 If yes is marked in Section 2.1, attach a list of any Hazardous or Toxic Materials to, be used, generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of each such Hazardous or Toxic Materials at any given time; estimated annual throughout; the proposed location(s) and method of storage, including container sizes and types (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental
            Laws); and the proposed locations) and method of disposal for each Hazardous or Toxic Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing Tenants should attach a list setting forth the information requested above such list should include actual data from ongoing operations and the identification of any variations in such information from the prior year's certificate. Attach a Site Plan indicating all storage areas
            - (Attached ).

3.    STORAGE TANKS AND SUMPS

      3.1 Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous or Toxic Material in tanks or sumps proposed in, on or about the Premises? Existing Tenants should describe any such actual or proposed activities, including any required SPCC Plan.

            Yes |_|                    No |X|

            If Yes, please explain:
                                   ---------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------


4. WASTE MANAGEMENT

      4.1   (a)   Has your company been issued an EPA Hazardous  Waste Generator
                  I.D. Number? Existing Tenants should describe any additional identification numbers issued since the previous certificate.


                  Yes |_|                    No |X|


                  Describe RCRA status:
                                       -----------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------



            (b) Has your company been issued a solid waste registration number?

                  Yes |_|                    No |X|

                  Describe status:
                                   ---------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------



      4.2 Has your company filed a biannual or quarterly report as a hazardous waste generator?


            Yes |_|                    No |X|

                  If yes, attach a copy of the most recent report filed. (Attached |_|).

5.    WASTEWATER TREATMENT AND DISCHARGE

      5.1   Will your company discharge wastewater or other wastes to: NO

                  _____ storm drain?           _____ sewer?

                  _____ surface water?         _____ facility treatment plant?

                  _____ grounds                _____ no wastewater or other

      (i.e., compressor blow-down) wastes discharge ([Existing Tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharges). (Note: Generally, discharges to storm drains will be prohibited without prior review and approval from Landlord).


            --------------------------------------------------------------------

            --------------------------------------------------------------------

6.    AIR DISCHARGES

      6.1 Do you plan for any air filtration systems or stacks to be used in your company's operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing Tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

            Yes |_|                    No |X|

            If Yes, please explain:
                                   ---------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

      6.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing Tenants should specify any such equipment being operated in, on or about the Premises. NO

                  _____ Spray booth(s)             _____ Incinerator(s)

                  _____ Dip tank(s)                _____ Drycleaning

                  _____ Drying oven(s)             _____ Other (please describe)

                                                   _____ No Equipment Requiring
                                                         Air Permits


            If Yes, please explain:
                                   ---------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

      6.3   Do any of your operations generate an obvious odor:


            Yes |_|                    No |X|

7.    HAZARDOUS OR TOXIC MATERIALS DISCLOSURES

      7.1 Has your company prepared or will it be required to prepare a Hazardous or Toxic Materials management plan ("Management Plan") pursuant to Fire Department or other governmental or regulatory agencies' requirements. Existing Tenants should indicate whether or not a Management Plan is required and has been prepared.

            Yes |_|                    No |X|

            If yes, attach a copy of the Management Plan. Existing Tenants should attach a copy of any required updates to the Management Plan.

8.    ENFORCEMENT ACTIONS AND COMPLAINTS

      8.1 With respect to Hazardous or Toxic Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees designated as a PRP or has your company received requests for information, notice or demand letters (cited in violation of any environmental regulation), or any other inquiries regarding its operations? Existing Tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

            Yes |_|                    No |X|

            If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing Tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of Section 26 of the signed Lease Agreement.

      8.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

            Yes |_|                    No |X|

            If yes, describe any such lawsuit and attach copies of the complaint(s), cross-complaint(s), pleadings and all other documents related thereto as requested by Landlord. Existing Tenants should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of Section 26 of the signed Lease Agreement.

            --------------------------------------------------------------------

            --------------------------------------------------------------------


      8.3 Have there been any problems or complaints from past or current landlords, adjacent tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety or odor concerns? Existing Tenants should indicate whether or not there have been any such problems or complaints from adjacent tenants, owner; or other neighbors at, about or near the Premises.

            Yes |_|                    No |X|

            If yes, please describe. Existing Tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed lease.

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

9.    PERMITS AND LICENSES

      9.1 Attach copies of all Hazardous or Toxic Materials permits and licenses issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals. Existing Tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

The undersigned hereby acknowledges and agrees that this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Landlord in connection with the evaluation and finalization of a Lease Agreement and will be attached thereto as an exhibit. The undersigned further acknowledges and agrees that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of
Section 26 of the Lease Agreement. The undersigned further acknowledges and agrees that the Landlord and its partners, lender; and representatives may, and will, rely upon the statements, representations, warranties, and certification is made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement. I, ______________________, acting with full authority to bind the (proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.

(PROSPECTIVE) Tenant:

GVI Security, Inc.

By:
                  --------------------------------------------------
Title:
                  --------------------------------------------------
Date:
                  --------------------------------------------------